As filed with the Securities and Exchange Commission on February 26, 2016

REGISTRATION NO. 033-06867

INVESTMENT COMPANY ACT FILE NO. 811-04665

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 67	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 67

(Check appropriate box or boxes)

COMMONWEALTH INTERNATIONAL SERIES TRUST

(Exact name of Registrant as Specified in the Charter)

791 Town & Country Blvd., Suite 250, Houston, TX 77024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number: 1-713-260-1434

CT Corporation System

155 Federal Street

Boston, MA 02110

(Name and Address of Agent for Service)

with a copy to:

John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

A Member Firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b).

☐	on (date) pursuant to paragraph (b).

☐	60 days after filing pursuant to paragraph (a)(1) .

☐	on (date) pursuant to paragraph (a)(1).

☐	75 days after filing pursuant to paragraph (a)(2).

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf of its Series,

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

AFRICA FUND (CAFRX)

COMMONWEALTH JAPAN FUND (CNJFX)

COMMONWEALTH GLOBAL FUND (CNGLX)

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

PROSPECTUS

FEBRUARY 28, 2016

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

Investment Objective

The investment objective of the Commonwealth Australia New Zealand Fund (the “Australia/New Zealand Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Australia/New Zealand Fund.

SHAREHOLDER FEES (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days and a $15 fee for redemptions paid by wire)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses[2]	1.75%

Total Annual Fund Operating Expenses	2.75%

1	The Australia/New Zealand Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2017.
2	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect contractual changes related to a change in certain service provider relationships for the Fund.

Example:

The following example is intended to help you compare the cost of investing in the Australia/New Zealand Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Australia/New Zealand Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Australia/New Zealand Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$278	$853	$1,454	$3,080

Portfolio Turnover

The Australia/New Zealand Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Australia/New Zealand Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Australia/New Zealand Fund’s performance. During the most recent fiscal year, the Australia/New Zealand Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Australia/New Zealand Fund invests at least 80% of its net assets in the securities of, and depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)) represented by, Australian and New Zealand issuers that are tied economically to Australia or New Zealand. The Australia/New Zealand Fund considers an issuer to be an Australian or New Zealand issuer and thus tied economically to Australia or New Zealand if: (1) the issuer is organized under Australia or New Zealand law; (2) the securities of the issuer are listed on Australia or New Zealand stock exchanges regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold in Australia or New Zealand; or (4) the securities are issued or guaranteed by government entities of Australia or New Zealand. The Australia/New Zealand Fund invests primarily in debt and equity securities of Australian/New Zealand issuers. The Australia/New Zealand Fund may also consider an issuer to be an Australian or New Zealand issuer if it issues securities denominated in the local currency of either Australia or New Zealand. The Australia/New Zealand Fund’s equity investments may include common and preferred stock and securities convertible into common stock. The Australia/New Zealand Fund’s investments may include issuers of any market capitalization. In addition, the Australia/New Zealand Fund may invest in ADRs, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Australia/New Zealand Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests are U.S. dollar-denominated.

The Australia/New Zealand Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds.

FCA Corp, the Australia/New Zealand Fund’s investment adviser, does not attempt maintain equal or set allocations to Australia or New Zealand. Rather, the Australia/New Zealand Fund, from time to time, invests different percentages of its assets in Australia and New Zealand, depending on available investment opportunities and economic and market conditions. The Australia/New Zealand Fund may invest in companies that focus on natural resources production, refining and development.

The Australia/New Zealand Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s analysis of the risk of the debt security versus the price and return of such debt security. The Australia/New Zealand Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Australia/New Zealand Fund may also enter into derivative transactions. The Australia/New Zealand Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging, obtaining market exposure, and generating premium income. The Australia/New Zealand Fund may purchase or sell (write) exchange-traded put or call options on stocks or stock indices. The Australia/New Zealand Fund also may enter into foreign currency forward contracts. The Australia/New Zealand Fund may, for the purposes of generating additional income, lend its portfolio securities to broker/dealers and other institutional investors. The Australia/New Zealand Fund may also engage in borrowing for cash management purposes. The Australia/New Zealand Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Australia/New Zealand Fund may borrow up to one-third of its total assets.

FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon. FCA Corp evaluates its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements. In selecting investments for the Australia/New Zealand Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);

•	Earnings growth potential and/or sustainability;

•	Price of security relative to historical and/or future cash flow;

•	Sustainable franchise value;

•	Price of a security relative to price of underlying stock, if a convertible security;

•	Yield on security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Price of a security relative to price of other comparable securities;

•	Size of issue; and

•	Impact of security on diversification of the portfolios.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Fund, or in the course of adjusting the Australia/New Zealand Fund’s emphasis(es) on a given country(ies) or sector(s). The Australia/New Zealand Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Australia/New Zealand Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

Stock Market Risk. The Australia/New Zealand Fund’s investments will fluctuate in price. This means that the Australia/New Zealand Fund’s share price will go up and down, and Australia/New Zealand Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Australia/New Zealand Fund’s investments in fixed income securities denominated in a foreign currency. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Australia/New Zealand Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Australia/New Zealand Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Foreign Securities Risk. Foreign securities risks to which the Australia/New Zealand Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Australia/New Zealand Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Australia/New Zealand Fund to liquidate positions. This in turn may cause delays in the Australia/New Zealand Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Australia/New Zealand Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Australia/New Zealand Fund may incur costs in connection with conversions between various currencies.

Risks Associated with Australia/New Zealand. The Australia/New Zealand Fund, by focusing its investments on Australian and New Zealand issuers, may be exposed to additional risks that other funds that invest in securities of issuers in a broader region may not be exposed. For instance, financial, economic or political instabilities, and natural disasters, that impact Australia and/or New Zealand, but that do not impact the broader Pacific region, could impact the Australia/New Zealand Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area.

Risks Associated with Investments in Other Investment Companies. The Australia/New Zealand Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and exchange-traded funds (“ETFs”). When the Australia/New Zealand Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Australia/New Zealand Fund will incur higher expenses, many of which may be duplicative. In addition, the Australia/New Zealand Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Australia/New Zealand Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Risks Associated with Natural Resources Investments. Should the Australia/New Zealand Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Australia/New Zealand Fund. These companies may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, or sectors affecting a particular commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political and regulatory developments.

Commodities-Related Risk. Should the Australia/New Zealand Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. These types of investments may be affected by changes in markets, economies, weather and political and regulatory developments.

Derivatives Risk. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Australia/New Zealand Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Australia/New Zealand Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Risks Associated with Securities Lending. The Australia/New Zealand Fund may engage in securities lending activities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Australia/New Zealand Fund intends to engage in securities lending only when such lending is fully secured by investment grade collateral. Although voting rights or rights to consent with respect to loaned securities pass to the borrower, the Australia/New Zealand Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned. When engaged in securities lending, the Australia/New Zealand Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Australian/New Zealand Fund in permissible investments.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the “growth” potential of particular companies or the relative “value” of particular securities may prove to be incorrect or inconsistent with the overall market’s assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Australia/New Zealand Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Australia/New Zealand Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Australia/New Zealand Fund. Additionally, the Australia/New Zealand Fund’s direct operations could negatively impact the Australia/New Zealand Fund’s performance. For instance, because the Australia/New Zealand Fund’s asset base may be considered small relative to other mutual funds, the Australia/New Zealand Fund will operate with correspondingly higher total annual operating expenses. To the extent the Australia/New Zealand Fund’s assets are not increased and the Australia/New Zealand Fund’s expense ratios are not decreased, the Australia/New Zealand Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Abusive Trading Activities. Frequent short-term purchases, redemptions or exchanges in Australia/New Zealand Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Australia/New Zealand Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Australia/New Zealand Fund’s portfolio investments, and may affect the Australia/New Zealand Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

Borrowing Risk. Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Australia/New Zealand Fund’s portfolio on the Australia/New Zealand Fund’s net asset value and, therefore, may increase the volatility of the Australia/New Zealand Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees). Increased operating costs, including the financing cost associated with any leverage, may reduce the Australia/New Zealand Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Australia/New Zealand Fund.

An investment in the Australia/New Zealand Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Australia/New Zealand Fund’s returns. The Australia/New Zealand Fund’s past performance (before and after taxes) does not necessarily indicate how the Australia/New Zealand Fund will perform in the future. The information provides some indication of the risks of investing in the Australia/New Zealand Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The performance of the comparative indices does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Australia/New Zealand Fund’s website at www.commonwealthfunds.com.

AUSTRALIA/NEW ZEALAND FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter	26.04%, 3rd Quarter, 2009
Worst Quarter	(20.83)%, 4th Quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Australia/New Zealand Fund
Return Before Taxes	(6.39)%	3.58%	4.08%
Return After Taxes on Distributions	(6.52)%	3.37%	2.90%
Return After Taxes on Distributions and Sale of Fund Shares	(2.59)%	3.38%	3.49%

NZX 50 Index (reflects no deduction for fees, expenses or taxes)	(0.35)%	10.90%	6.55%
Australian All Ordinaries Index (reflects no deduction for fees, expenses or taxes)	(5.86)%	1.05%	7.04%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Australia/New Zealand Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Australia/New Zealand Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Australia/New Zealand Fund since 1991.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Australia/New Zealand Fund since 2002.

Ronald Manning, CFA, Assistant Portfolio Manager, has managed the Australia/New Zealand Fund since 2007.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 37 of this Prospectus.

AFRICA FUND (CAFRX)

Investment Objective

The investment objective of the Africa Fund (the “Africa Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Africa Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days and a $15 fee for redemptions paid by wire)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.75%
Distribution (12b-1) Fees[2]	0.25%
Other Expenses[3]	2.58%
Acquired Fund Fees and Expenses[4]	0.18%

Total Annual Fund Operating Expenses	3.76%
Fee Reduction and/or Expense Reimbursement[5]	(1.83)%

Total Annual Fund Operating Expenses After Fee Wavier and/or Expense Reimbursement	1.93%

1	The Management Fee has been restated to reflect a reduction in the fee rate payable under the investment advisory agreement with the Adviser, FCA Corp. Prior to March 1, 2016, the fee rate was 1.25%. Effective March 1, 2016, the fee rate was permanently reduced to 0.75%.
2	The Africa Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2017.
3	Other Expenses, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expense (After Fee Waiver and/or Expense Reimbursements) have been restated to reflect contractual changes related to a change in certain service provider relationships for the Fund.
4	The term “Acquired Funds” refers to other investment companies in which the Africa Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Fund’s financial highlights table.
5	FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Africa Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2017. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Africa Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the year in which FCA Corp incurred the expense.

Example:

The following example is intended to help you compare the cost of investing in the Africa Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Africa Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the expense reduction/reimbursement remains in place for the contractual period only, and that the Africa Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$196	$981	$1,785	$3,885

Portfolio Turnover

The Africa Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Africa Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Africa Fund’s performance. During the most recent fiscal year, the Africa Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Africa Fund invests at least 80% of its net assets in the securities of, and depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)) represented by, African issuers that are tied economically to Africa. The Africa Fund considers an issuer to be an African issuer and thus tied economically to Africa if: (1) the issuer is organized under the laws of a country in Africa; (2) the securities of the issuer are listed on a stock exchange(s) in a country in Africa, regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold in countries in Africa; or (4) the securities are issued or guaranteed by government entities of African countries. The Africa Fund invests primarily in debt and equity securities of African issuers. The Africa Fund may also consider an issuer to be an African issuer if it issues securities denominated in a local currency of a country located on the continent of Africa. The Africa Fund’s equity investments may include common and preferred stock and securities convertible into common stock. The Africa Fund’s investments may include issuers of any market capitalization. In addition, the Africa Fund may invest in ADRs, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests may be U.S. dollar-denominated or denominated in a foreign currency.

The Africa Fund may emphasize investments in the Sub-Saharan countries of Africa, although the Africa Fund may invest in securities of issuers located in any country in Africa. The Africa Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds. The Africa Fund may invest in emerging market countries in Africa as well as those emerging market countries that are considered “frontier countries”—meaning that they have less developed capital markets and economies than typically seen in traditional emerging markets. The Africa Fund may invest in companies that focus on natural resources production, refining and development.

The Africa Fund may invest up to 15% of its net assets in illiquid securities.

The Africa Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s, the Africa Fund’s investment adviser, analysis of the risk of the debt security versus the price and return of such debt security. The Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Africa Fund may also enter into derivative transactions. The Africa Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging, obtaining market exposure, and generating premium income. The Africa Fund may purchase or sell (write) exchange-traded put or call options on stocks or stock indices. The Africa Fund also may enter into foreign currency forward contracts. The Africa Fund may, for the purposes of generating additional income, lend its portfolio securities to broker/dealers and other institutional investors. The Africa Fund may also engage in borrowing for cash management purposes. The Africa Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Africa Fund may borrow up to one-third of its total assets.

FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon. FCA Corp evaluates its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements. In selecting investments for the Africa Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);

•	Earnings growth potential and/or sustainability;

•	Price of security relative to historical and/or future cash flow;

•	Sustainable franchise value;

•	Price of a security relative to price of underlying stock, if a convertible security;

•	Yield on security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Price of a security relative to price of other comparable securities;

•	Size of issue; and

•	Impact of security on diversification of the portfolios.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Africa Fund, or in the course of adjusting the Africa Fund’s emphasis(es) on a given region(s) or sector(s). The Africa Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Africa Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

Stock Market Risk. The Africa Fund’s investments will fluctuate in price. This means that the Africa Fund’s share price will go up and down, and Africa Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Africa Fund’s investments in fixed income securities denominated in a foreign currency. It may not be possible for the Fund to effectively hedge the currency risks of many developing countries. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Africa Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Africa Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Foreign Securities Risk. Foreign securities risks to which the Africa Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Africa Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Africa Fund to liquidate positions. This in turn may cause delays in the Africa Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Risks Associated with Africa. The Africa Fund, by focusing its investments on issuers located in African countries, may be exposed to additional risks that other funds that invest in securities of issuers in a broader region may not be exposed. For instance, financial, economic or political instabilities that impact countries in Africa, and in particular, the Sub-Saharan countries, could impact the Africa Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area. Changes in economies, tax policies, high inflation rates, governmental instability, war or other political or economic factors may have an adverse effect on the Africa Fund’s investments. The Africa Fund is highly dependent on the state of the economies of countries throughout Africa and, in particular Sub-Saharan countries. Some markets of the countries in Africa in which the Africa Fund will invest are in only the earliest stages of development with less liquidity, fewer securities brokers, fewer issuers and more capital market restrictions than developed markets. Certain governments in countries in Africa restrict or control to varying degrees the ability of foreign investors to invest in those countries. These restrictions may prevent or limit investments in securities of issuers located or operating in African countries. Less information may be available about companies in which the Africa Fund invests because many companies that are tied economically to Africa are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices required of U.S. companies. Investment in securities of African issuers involves risks not typically associated with investments in securities of issuers in developed countries. Emerging market countries with in Africa may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. A sub-set of African emerging market countries are considered to be “frontier markets.” Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Any particular country in Africa may be subject to the foregoing risks in greater or lesser degrees relative to other countries in Africa, and as a result, circumstances that may positively affect a country in Africa in which the Africa Fund is not invested may not have a corresponding positive effect on other countries in Africa in which the Africa Fund is invested.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Africa Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the

U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Africa Fund may incur costs in connection with conversions between various currencies.

Risks Associated with Investments in Other Investment Companies. The Africa Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and exchange-traded funds (“ETFs”). When the Africa Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Africa Fund will incur higher expenses, many of which may be duplicative. In addition, the Africa Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Africa Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Risks Associated with Natural Resources Investments. Should the Africa Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Africa Fund. These companies may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, or sectors affecting a particular commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political and regulatory developments.

Commodities-Related Risk. Should the Africa Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. These types of investments may be affected by changes in markets, economies, weather and political and regulatory developments.

Derivatives Risk. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Africa Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Risks Associated with Securities Lending. The Africa Fund may engage in securities lending activities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Africa Fund intends to engage in securities lending only when such lending is fully secured by investment grade collateral. Although voting rights or rights to consent with respect to loaned securities pass to the borrower, the Africa Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned. When engaged in securities lending, the Africa Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Africa Fund in permissible investments.

Illiquidity Risk. Investments in illiquid securities could cause the Africa Fund to lose money if it is unable to dispose of an investment at a time that is most beneficial.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the “growth” potential of particular companies or the relative “value” of particular securities may prove to be incorrect or inconsistent with the overall market’s assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Africa Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Africa Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Africa Fund. Additionally, the Africa Fund’s direct operations could negatively impact the Africa Fund’s performance. For instance, because the Africa Fund’s asset base may be considered small relative to other mutual funds, the Fund will operate with correspondingly higher total annual operating expenses. To the extent the Africa Fund’s assets are not increased and the Africa Fund’s expense ratios are not decreased, the Africa Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Abusive Trading Activities. Frequent short-term purchases, redemptions or exchanges in Africa Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Africa Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Africa Fund’s portfolio investments, and may affect the Africa Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

Borrowing Risk. Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Africa Fund’s portfolio on the Africa Fund’s net asset value and, therefore, may increase the volatility of the Africa Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees). Increased operating costs, including the financing cost associated with any leverage, may reduce the Africa Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Africa Fund.

An investment in the Africa Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Africa Fund’s returns. The Africa Fund’s past performance (before and after taxes) does not necessarily indicate how the Africa Fund will perform in the future. The information provides some indication of the risks of investing in the Africa Fund by showing changes in its performance from year to year and by showing how its average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The performance of the comparative indices does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Africa Fund’s website at www.commonwealthfunds.com.

AFRICA FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter	9.35%, 1st Quarter, 2012
Worst Quarter	(14.35)%, 3rd Quarter, 2015

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	Since Inception
		(November 7, 2011)
Africa Fund
Return Before Taxes	(26.88)%	(7.44)%
Return After Taxes on Distributions	(27.00)%	(7.62)%
Return After Taxes on Distributions and Sale of Fund Shares	(15.11)%	(5.41)%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(14.92)%	(2.80)%
Dow Jones Africa Titans 50 Index (reflects no deduction for fees, expenses or taxes)	(29.40)%	(7.48)%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Africa Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Africa Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Africa Fund since its inception.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Africa Fund since its inception.

Ronald Manning, CFA, Assistant Portfolio Manager, has managed the Africa Fund since its inception.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 37 of this Prospectus.

COMMONWEALTH JAPAN FUND (CNJFX)

Investment Objective

The investment objective of the Commonwealth Japan Fund (the “Japan Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Japan Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Japan Fund.

SHAREHOLDER FEES (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days and a $15 fee for redemptions paid by wire)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses[2]	2.11%
Acquired Fund Fees and Expenses[3]	0.02%

Total Annual Fund Operating Expenses	3.13%
Fee Reduction and/or Expense Reimbursement[4]	(1.36)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursement	1.77%

1	The Japan Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Japan Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2017.
2	Other Expenses, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expense (After Fee Waiver and/or Expense Reimbursements) have been restated to reflect contractual changes related to a change in certain service provider relationships for the Fund.
3	The term “Acquired Funds” refers to other investment companies in which the Japan Fund invests and represents the pro rata expense indirectly incurred by the Japan Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Japan Fund’s financial highlights table.
4	FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2017. FCA Corp may recoup from the Japan Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Japan Fund to exceed the expense limitation in place at the time the fee was reduced and/or the expenses were reimbursed and such recoupment is made within three years after the year in which FCA Corp incurred the expense.

Example:

The following example is intended to help you compare the cost of investing in the Japan Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Japan Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the expense reduction/reimbursement remains in place for the contractual period only, and that the Japan Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$180	$838	$1,521	$3,344

Portfolio Turnover

The Japan Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Japan Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Japan Fund’s performance. During the most recent fiscal year, the Japan Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Japan Fund invests at least 80% of its net assets in the securities of, and depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)) represented by, Japanese issuers that are tied economically to Japan. The Japan Fund considers an issuer to be a Japanese issuer and thus tied economically to Japan if: (1) the issuer is organized under Japan’s law; (2) the securities of the issuer are listed on Japan’s stock exchanges regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold in Japan; or (4) the securities are issued by government entities of Japan. The Japan Fund invests primarily in debt and equity securities of Japanese issuers. The Japan Fund may also consider an issuer to be a Japanese issuer if it issues securities denominated in the Japanese Yen. The Japan Fund’s equity investments may include common and preferred stock and securities convertible into common stock. The Japan Fund’s investments may include issuers of any market capitalization. In addition, the Japan Fund may purchase ADRs, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Japan Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests are U.S. dollar-denominated. The Japan Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds. The Japan Fund may invest in companies that focus on natural resources production, refining and development.

The Japan Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s, the Japan Fund’s investment adviser, analysis of the risk of the debt security versus the price and return of such debt security. The Japan Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Japan Fund may also enter into derivative transactions. The Japan Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging, obtaining market exposure, and generating premium income. The Japan Fund may purchase or sell (write) exchange-traded put or call options on stocks or stock indices. The Japan Fund also may enter into foreign currency forward contracts. The Japan Fund may, for the purposes of generating additional income, lend its portfolio securities to broker/dealers and other institutional investors. The Japan Fund may also engage in borrowing for cash management purposes. The Japan Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Japan Fund may borrow up to one-third of its total assets.

FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon. FCA Corp evaluates its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements. In selecting investments for the Japan Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);

•	Earnings growth potential and/or sustainability;

•	Price of security relative to historical and/or future cash flow;

•	Sustainable franchise value;

•	Price of a security relative to price of underlying stock, if a convertible security;

•	Yield on security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Price of a security relative to price of other comparable securities;

•	Size of issue; and

•	Impact of security on diversification of the portfolios.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Japan Fund, or in the course of adjusting the Japan Fund’s emphasis(es) on a given sector(s). The Japan Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Japan Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

Stock Market Risk. The Japan Fund’s investments will fluctuate in price. This means that the Japan Fund’s share price will go up and down, and Japan Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Japan Fund’s investments in fixed income securities denominated in a foreign currency. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Japan Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Japan Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Foreign Securities Risk. Foreign securities risks to which the Japan Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Japan Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Japan Fund to liquidate positions. This in turn may cause delays in the Japan Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Japan Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Japan Fund may incur costs in connection with conversions between various currencies.

Risks Associated with Japan. The Japan Fund, by focusing its investments on Japanese issuers, may be exposed to additional risks that other funds that invest in securities of issuers in more than one country or region may not be exposed. For instance, financial, economic or political instabilities that impact Japan, but that do not impact the broader Asian-Pacific region, could impact the Japan Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area. The Japanese economy has in the past been negatively affected at times by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters.

Risks Associated with Investments in Other Investment Companies. The Japan Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and exchange-traded funds (“ETFs”). When the Japan Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Japan Fund will incur higher expenses, many of which may be duplicative. In addition, the Japan Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Japan Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Risks Associated with Natural Resources Investments. Should the Japan Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Japan Fund.

Commodities-Related Risk. Should the Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. These types of investments may be affected by changes in markets, economies, weather and political and regulatory developments.

Derivatives Risk. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Japan Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Japan Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Risks Associated with Securities Lending. The Japan Fund may engage in securities lending activities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Japan Fund intends to engage in securities lending only when such lending is fully secured by investment grade collateral. Although voting rights or rights to consent with respect to loaned securities pass to the borrower, the Japan Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned. When engaged in securities lending, the Japan Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Japan Fund in permissible investments.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the “growth” potential of particular companies or the relative “value” of particular securities may prove to be incorrect or inconsistent with the overall market’s assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Japan Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Japan Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Japan Fund. Additionally, the Japan Fund’s direct operations could negatively impact the Fund’s performance. For instance, because the Japan Fund’s asset base may be considered small relative to other mutual funds, the Japan Fund will operate with correspondingly higher total annual operating expenses. To the extent the Japan Fund’s assets are not increased and the Fund’s expense ratios are not decreased, the Japan Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Abusive Trading Activities. Frequent short-term purchases, redemptions or exchanges in Japan Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Japan Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Japan Fund’s portfolio investments, and may affect the Japan Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

Borrowing Risk. Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Japan Fund’s portfolio on the Japan Fund’s net asset value and, therefore, may increase the volatility of the Japan Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees). Increased operating costs, including the financing cost associated with any leverage, may reduce the Japan Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Japan Fund.

An investment in the Japan Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Japan Fund’s returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The performance of the comparative index does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Japan Fund’s website at www.commonwealthfunds.com.

JAPAN FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter	15.77%, 2nd Quarter, 2009
Worst Quarter	(19.27)%, 1st Quarter, 2009

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Japan Fund
Return Before Taxes	11.30%	2.51%	(1.58)%
Return After Taxes on Distributions	11.30%	2.51%	(1.80)%
Return After Taxes on Distributions and Sale of Fund Shares	6.39%	1.93%	(1.08)%

Tokyo Stock Price Index (reflects no deduction for fees, expenses or taxes)	11.02%	5.34%	1.04%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Japan Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Japan Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Japan Fund since 1997.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Japan Fund since 2002.

Ronald Manning, CFA, Assistant Portfolio Manager, has managed the Japan Fund since 2007.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 37 of this Prospectus.

COMMONWEALTH GLOBAL FUND (CNGLX)

Investment Objective

The investment objective of the Commonwealth Global Fund (the “Global Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Global Fund.

SHAREHOLDER FEES (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days and a $15 fee for redemptions paid by wire)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses[2]	1.73%
Acquired Fund Fees and Expenses[3]	0.01%

Total Annual Fund Operating Expenses	2.74%

1	The Global Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Global Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2017.
2	Other Expenses have been restated to reflect a reduction in certain non-recurring legal expenses and contractual changes related to a change in certain service provider relationships for the Fund.
3	The term “Acquired Funds” refers to other investment companies in which the Global Fund invests and represents the pro rata expense indirectly incurred by the Global Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Global Fund’s financial highlights table.

Example:

The following example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$277	$850	$1,450	$3,070

Portfolio Turnover

The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Global Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Fund’s performance. During the most recent fiscal year, the Global Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Global Fund invests primarily in U.S. and foreign equity securities (including common and preferred stock and securities convertible into common stock) and in debt securities. The Global Fund’s investments may include issuers of any market capitalization. Although the Global Fund can invest in companies from any country, it generally focuses on established companies in countries with developed economies. The Global Fund may invest in securities denominated in any currency. In addition to buying equity and debt securities, the Global Fund may invest in depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)). ADRs are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests are U.S. dollar-denominated.

Under normal market conditions, the Global Fund invests at least 40% of its net assets in the securities of, and depositary receipts represented by, foreign issuers. The Global Fund considers an issuer to be a foreign issuer if: (1) the issuer is organized under the laws of a jurisdiction other than those of the United States; (2) the securities of the issuer are listed on stock exchange outside the United States regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the United States; or (4) the securities are issued or guaranteed by government entities other than the United States. The Global Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds. The Global Fund may invest in emerging market countries. The Global Fund may invest in companies that focus on natural resources production, refining and development.

The Global Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s, the Global Fund’s investment adviser, analysis of the risk of the debt security versus the price and return of such debt security. The Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Global Fund may also enter into derivative transactions. The Global Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging, obtaining market exposure, and generating premium income. The Global Fund may purchase or sell (write) exchange-traded put or call options on stocks or stock indices. The Global Fund also may enter into foreign currency forward contracts. The Global Fund may, for the purposes of generating additional income, lend its portfolio securities to broker/dealers and other institutional investors. The Global Fund may also engage in borrowing for cash management purposes. The Global Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Japan Fund may borrow up to one-third of its total assets.

FCA Corp will attempt whenever possible to: (i) diversify among companies, industries, and without restriction to any particular region such as Asia or Europe or any particular country such as the United States or Japan; (ii) focus on companies with reasonable valuations; and (iii) generally focus on countries with developed economies. FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon. FCA Corp evaluates its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements. In selecting investments for the Global Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);

•	Earnings growth potential and/or sustainability;

•	Price of security relative to historical and/or future cash flow;

•	Sustainable franchise value;

•	Price of a security relative to price of underlying stock, if a convertible security;

•	Yield on security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Price of a security relative to price of other comparable securities;

•	Size of issue; and

•	Impact of security on diversification of the portfolios.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Global Fund, or in the course of adjusting the Global Fund’s emphasis(es) on a given country(ies) or sector(s). The Global Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Global Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

Stock Market Risk. The Global Fund’s investments will fluctuate in price. This means that the Global Fund’s share price will go up and down, and Global Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Global Fund’s investments in fixed income securities denominated in a foreign currency. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Global Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Foreign Securities Risk. Foreign securities risks to which the Global Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Global Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Global Fund to liquidate positions. This in turn may cause delays in the Global Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S.

securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange. To the extent that the Global Fund invests in issuers (or depositary receipts of issuers) located in emerging markets, the foreign securities risk may be heightened.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Global Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Global Fund may incur costs in connection with conversions between various currencies.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Risks Associated with Natural Resources Investments. Should the Global Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Global Fund.

Commodities-Related Risk. Should the Global Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. These types of investments may be affected by changes in markets, economies, weather and political and regulatory developments.

Derivatives Risk. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Global Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Global Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Risks Associated with Securities Lending. The Global Fund may engage in securities lending activities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Global Fund intends to engage in securities lending only when such lending is fully secured by investment grade collateral. Although voting rights or rights to consent with respect to loaned securities pass to the borrower, the Global Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned. When engaged in securities lending, the Global Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Global Fund in permissible investments.

Risks Associated with Investments in Other Investment Companies. The Global Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and exchange-traded funds (“ETFs”). When the Global Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Global Fund will incur higher expenses, many of which may be duplicative. In addition, the Global Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Global Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the “growth” potential of particular companies or the relative “value” of particular securities may prove to be incorrect or inconsistent with the overall market’s assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Global Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Global Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Global Fund. Additionally, the Global Fund’s direct operations could negatively impact the Global Fund’s performance. For instance, because the Global Fund’s asset base may be considered small relative to other mutual funds, the Global Fund will operate with correspondingly higher total annual operating expenses. To the extent the Global Fund’s assets are not increased and the Global Fund’s expense ratios are not decreased, the Global Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Abusive Trading Activities. Frequent short-term purchases, redemptions or exchanges in Global Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Global Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Global Fund’s portfolio investments, and may affect the Global Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

Borrowing Risk. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Global Fund’s portfolio on the Global Fund’s net asset value and, therefore, may increase the volatility of the Global Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees). Increased operating costs, including the financing cost associated with any leverage, may reduce the Global Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Global Fund.

An investment in the Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Global Fund’s returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Global Fund will perform in the future. The information provides some indication of the risks of investing in the Global Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1-year, 5-year, and 10-year periods compare with those of a broad measure of market performance. The performance of the comparative index does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Global Fund’s website at www.commonwealthfunds.com.

GLOBAL FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter	21.24%, 2nd Quarter, 2009
Worst Quarter	(26.79)%, 4th Quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Global Fund
Return Before Taxes	(11.65)%	1.05%	2.11%
Return After Taxes on Distributions	(11.65)%	0.16%	1.49%
Return After Taxes on Distributions and Sale of Fund Shares	(6.60)%	0.99%	1.84%

MSCI World Index (reflects no deduction for fees, expenses or taxes)	(0.32)%	8.19%	5.56%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Global Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Global Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Global Fund since 2002.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Global Fund since 2002.

Ronald Manning, CFA, Assistant Portfolio Manager, has managed the Global Fund since 2007.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 37 of this Prospectus.

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

Investment Objective

The investment objective of the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Real Estate Securities Fund.

SHAREHOLDER FEES (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days and a $15 fee for redemptions paid by wire)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses[2]	1.80%

Total Annual Fund Operating Expenses	2.80%

1	The Real Estate Securities Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Real Estate Securities Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2017.
2	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect contractual changes related to a change in certain service provider relationships for the Fund.

Example

The following example is intended to help you compare the cost of investing in the Real Estate Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Real Estate Securities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Real Estate Securities Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$283	$868	$1,479	$3,128

Portfolio Turnover

The Real Estate Securities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Real Estate Securities Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Real Estate Securities Fund’s performance. During the most recent fiscal year, the Real Estate Securities Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Real Estate Securities Fund invests at least 80% of its net assets in real estate securities. Investments made by the Real Estate Securities Fund are in issuers in real estate and related industries (i.e., those issuers whose fortunes are impacted by the real estate market). The Real Estate Securities Fund invests primarily in equity securities (including common stock and preferred stock and securities convertible into common stock) as well as in the debt securities of companies in real estate industries, which may include commercial and/or residential real estate investment trusts (“REITs”), publicly traded real estate development companies, real estate management companies, building supply companies, timber companies, real property holdings and other publicly-traded companies involved in real estate related activities and industries. The Real Estate Securities Fund may invest in securities denominated in any currency. The Real Estate Securities Fund’s investments may include issuers of any market capitalization. In addition to buying equity and debt securities, the Real Estate Securities Fund may invest in depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)). ADRs are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests are U.S. dollar-denominated.

The Real Estate Securities Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds. The Real Estate Securities Fund may invest in emerging market countries. The Real Estate Securities Fund may invest in companies that focus on natural resources production, refining and development.

The Real Estate Securities Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s, the Real Estate Securities Fund’s investment adviser, analysis of the risk of the debt security versus the price and return of such debt security. The Real Estate Securities Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Real Estate Securities Fund may also enter into derivative transactions. The Real Estate Securities Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging, obtaining market exposure, and generating premium income. The Real Estate Securities Fund may purchase or sell (write) exchange-traded put or call options on stocks or stock indices. The Real Estate Securities Fund also may enter into foreign currency forward contracts. The Real Estate Securities Fund may, for the purposes of generating additional income, lend its portfolio securities to broker/dealers and other institutional investors. The Real Estate Securities Fund may also engage in borrowing for cash management purposes. The Real Estate Securities Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Real Estate Securities Fund may borrow up to one-third of its total assets.

FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon. FCA Corp evaluates its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements. In selecting investments for the Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);

•	Earnings growth potential and/or sustainability;

•	Price of security relative to historical and/or future cash flow;

•	Sustainable franchise value;

•	Price of a security relative to price of underlying stock, if a convertible security;

•	Yield on security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Price of a security relative to price of other comparable securities;

•	Size of issue; and

•	Impact of security on diversification of the portfolios.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Real Estate Securities Fund, or in the course of adjusting the Real Estate Securities Fund’s emphasis(es) on a given sector(s). The Real Estate Securities Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity. The Real Estate Securities Fund’s portfolio securities are evaluated on their long-term prospects.

Principal Risks

Stock Market Risk. The Real Estate Securities Fund’s investments will fluctuate in price. This means that the Real Estate Securities Fund’s share price will go up and down, and Real Estate Securities Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Real Estate Securities Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Real Estate Securities Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Foreign Securities Risk. Foreign securities risks to which the Real Estate Securities Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Real Estate Securities Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Real Estate Securities Fund to liquidate positions. This in turn may cause delays in the Real Estate Securities Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange. To the extent that the Fund invests in issuers (or depositary receipts of issuers) located in emerging markets, the foreign securities risk may be heightened.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Real Estate Securities Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Real Estate Securities Fund may incur costs in connection with conversions between various currencies.

Risks Associated with Natural Resources Investments. Should the Real Estate Securities Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Real Estate Securities Fund.

Commodities-Related Risk. Should the Real Estate Securities Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. These types of investments may be affected by changes in markets, economies, weather and political and regulatory developments.

Risks Associated with Real Estate Investment Trusts. The Real Estate Securities Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Securities Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Real Estate Securities Fund. The Real Estate Securities Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs also involve the following risks: limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

Risks Associated with Investments in Other Investment Companies. The Real Estate Securities Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and exchange-traded funds (“ETFs”). When the Real Estate Securities Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Real Estate Securities Fund will incur higher expenses, many of which may be duplicative. In addition, the Real Estate Securities Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Real Estate Securities Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Derivatives Risk. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Real Estate Securities Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Real Estate Securities Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Risks Associated with Securities Lending. The Real Estate Securities Fund may engage in securities lending activities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Real Estate Securities Fund intends to engage in securities lending only when such lending is fully secured by investment grade collateral. Although voting rights or rights to consent with respect to loaned securities pass to the borrower, the Real Estate Securities Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned. When engaged in securities lending, the Real Estate Securities Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Real Estate Securities Fund in permissible investments.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the “growth” potential of particular companies or the relative “value” of particular securities may prove to be incorrect or inconsistent with the overall market’s assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Real Estate Securities Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Real Estate Securities Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Real Estate Securities Fund. Additionally, the Real Estate Securities Fund’s direct operations could negatively impact the Fund’s performance. For instance, because the Real Estate Securities Fund’s asset base may be considered small relative to other mutual funds, the Real Estate Securities Fund will operate with correspondingly higher total annual operating expenses. To the extent the Real Estate Securities Fund’s assets are not increased and the Real Estate Securities Fund’s expense ratios are not decreased, the Real Estate Securities Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Abusive Trading Activities. Frequent short-term purchases, redemptions or exchanges in Real Estate Securities Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Real Estate Securities Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Real Estate Securities Fund’s portfolio investments, and may affect the Real Estate Securities Fund’s cost and performance for other shareholders. The Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect or prevent all abusive trading activities and, therefore, such activities may occur.

Borrowing Risk. Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Real Estate Securities Fund’s portfolio on the Real Estate Securities Fund’s net asset value and, therefore, may increase the volatility of the Real Estate Securities Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees). Increased operating costs, including the financing cost associated with any leverage, may reduce the Real Estate Securities Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Real Estate Securities Fund.

An investment in the Real Estate Securities Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency.

FUND’S PAST PERFORMANCE

The bar chart and performance table below illustrate the variability of the Real Estate Securities Fund’s returns. The Real Estate Securities Fund’s past performance (before and after taxes) does not necessarily indicate how the Real Estate Securities Fund will perform in the future. The information provides some indication of the risks of investing in the Real Estate Securities Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1-year, 5-year, and 10-year periods compare with those of a broad measure of market performance. The performance of the comparative index does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Real Estate Securities Fund’s website at www.commonwealthfunds.com.

REAL ESTATE SECURITIES FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter	23.12%, 2nd Quarter, 2009
Worst Quarter	(28.77)%, 4th Quarter, 2008

Average Annual Total Returns for the Period Ended December 31, 2015

	1 Year	5 Year	10 Years
Real Estate Securities Fund
Return Before Taxes	(3.05)%	5.97%	2.53%
Return After Taxes on Distributions	(3.40)%	5.89%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares	(1.45)%	4.67%	2.03%

MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)	2.52%	11.88%	7.35%

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Real Estate Securities Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

FCA Corp is the investment adviser to the Real Estate Securities Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Real Estate Securities Fund since 2002.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Real Estate Securities Fund since 2002.

Ronald Manning, CFA, Assistant Portfolio Manager, has managed the Real Estate Securities Fund since 2007.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 37 of this Prospectus.

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

AFRICA FUND

COMMONWEALTH JAPAN FUND

COMMONWEALTH GLOBAL FUND

COMMONWEALTH REAL ESTATE SECURITIES FUND

INFORMATION RELEVANT TO ALL FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment Requirement

$200

Minimum Additional Investment Requirement

None

You may purchase, redeem (sell) or exchange your shares of a Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request to Commonwealth International Series Trust, c/o Ultimus Asset Services, LLC, 2960 N. Meridian Street, Suite 300 Indianapolis, IN 46208, by telephone at 1-888-345-1898 or through your financial intermediary.

Tax Information

A Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT

THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Principal Objectives and Investment Strategies

The investment objective of each series portfolio of the Trust – the Australia/New Zealand Fund; the Africa Fund; the Japan Fund; the Global Fund; and the Real Estate Securities Fund – is to provide long-term capital appreciation and current income.

Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country (or countries for the Africa Fund) or asset class specified in its name (i.e. Japan, Africa, Australia/New Zealand or real estate securities). “Assets” means net assets, plus the amount of borrowings for investment purposes. The 80% investment will be comprised of securities of issuers organized under the particular country’s (or countries for the Africa Fund) law (i.e., Japan, Africa, Australia or New Zealand); issuers that are listed on the particular country’s or countries’ stock exchanges (i.e., Japan, Africa, Australia or New Zealand) regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in the particular country (or countries for the Africa Fund) (i.e., Japan, Africa, Australia or New Zealand); and issues of government entities of the particular country or countries (i.e., Japan, Africa, Australia or New Zealand). Investments made by the Real Estate Securities Fund are in issuers in real estate and related industries (i.e., those issuers whose fortunes are impacted by the real estate market). Each Fund’s 80% investment strategy (other than the Global Fund) can be changed without shareholder approval. Under normal market conditions, the Global Fund invests at least 40% of its net assets in the securities of, and depositary receipts represented by, foreign issuers. Shareholders will be given 60 days advance notice if any Fund decides to change its strategy.

In addition to buying equity and debt securities, the Funds may invest in sponsored and un-sponsored depositary receipts related to the designated securities. Depositary receipts are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. Depositary receipts, in which the Africa Fund may invest, are receipts for foreign-based corporations traded in capital markets around the world that are not U.S. dollar denominated. Although depositary receipts provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investments directly in foreign securities. Further discussion about these risks can be found below under the section “The Funds’ Principal Risks.” Depositary receipts may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in un-sponsored depositary receipt programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the depositary receipts, as well as costs of custody and dividend payment services may be passed through, in whole or in part, to shareholders. The availability of regular reports regarding the issuer is also a risk as they may not as readily be available in a timely fashion for review by the Funds’ investment adviser, FCA Corp.

Investments in debt securities may include obligations of governmental issuers, as well as obligations of companies regardless of credit quality, including those below investment-grade as determined by NRSROs or if unrated, as determined by FCA Corp (i.e., junk bonds). The Funds’ may invest in commercial paper without regard to credit quality. The credit quality of a security is assessed prior to the time of purchase. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be downgraded, or in the case of a security that is unrated, FCA Corp may determine that the credit quality of the security since its original purchase has deteriorated.

The Africa Fund may invest up to 15% of its net assets in illiquid securities.

In seeking to reduce downside risk, FCA Corp will attempt whenever possible to: (i) diversify among companies, industries, and as to the Global Fund without restriction to any particular region such as Asia or Europe or any particular country such as the United States or Japan; (ii) focus on companies with reasonable valuations; and (iii) as to the Global Fund, generally focus on countries with developed economies. FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Funds, or in the course of adjusting one or more of the Fund’s emphasis(es) on a given country(ies) or sector(s).

Each Fund generally invests in equity securities, without regard to capitalization, with the view to hold them long-term and debt securities to hold to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects.

A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions, Fund income or security sales proceeds; and/or selling securities to cover shareholder redemptions. As portfolio turnover may involve paying brokerage commissions and other transactions costs, there could be additional expenses for such Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect such Fund’s performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the “Financial Highlights” section of this Prospectus for the Funds’ portfolio turnover rates for prior periods.

The Funds may also engage in options and foreign currency forward transactions, which are sometimes referred to as derivative transactions. The derivative transactions that the Funds may purchase or sell (write) include exchange-traded put or call options on stocks or stock indices. The Funds also may purchase or sell (write) index foreign currency forward contracts or options on such contracts. The Funds may use derivatives in various ways, including as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. Under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Funds may also use derivatives for leverage, to manage cash and to generate premium income. The Funds may lend portfolio securities for the purposes of generating additional income. The Funds may also engage in borrowing for cash management purposes. The Funds may borrow to the maximum extent permitted by applicable law, which generally means that the Funds may borrow up to one-third of their respective total assets.

Australia/New Zealand Fund

The Australia/New Zealand Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in one of those countries’ currencies and securities of Australian/New Zealand issuers. Australian/New Zealand issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand stock exchanges regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand; and Australian and/or New Zealand government entities. The Australia/New Zealand Fund may also consider an issuer to be an Australian or New Zealand issuer if it issues securities denominated in the local currency of either Australia or New Zealand.

Africa Fund

The Africa Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in African currencies and securities of African issuers. African issuers include: issuers that are organized under the laws of a country located on the continent of Africa; issuers that are listed on a stock exchange of a country located in Africa regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in one or more countries in Africa; and government entities of countries located in Africa. The Africa Fund may also consider an issuer to be an African issuer if its issues securities denominated in a local currency of a country located on the continent of Africa.

Japan Fund

The Japan Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in Yen and securities of Japanese issuers. Japanese issuers include issuers that are organized under Japanese law; issuers that are listed on one of more of the Japanese stock exchanges, regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Japan; and Japanese government entities. The Japan Fund may also consider an issuer to be a Japanese issuer if it issues securities denominated in the Japanese Yen.

Global Fund

The Global Fund invests primarily in U.S. and foreign equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities. Although the Fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

Real Estate Securities Fund

The Real Estate Securities Fund invests primarily in equity securities, without regard to capitalization, including common stock and preferred stock and securities convertible into common stock, and debt securities of companies in real estate industries, which may include commercial and residential REITs, publicly traded real estate development companies, real estate management companies, building supply companies, timber companies, real property holdings and other publicly-traded companies involved in real estate related activities and industries.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

Stock Market Risk (Each Fund): Each Fund’s investments will fluctuate in price. This means that the Funds’ share prices will go up and down, and Fund shareholders can lose money. From time to time, each Fund’s performance may be better or worse than funds with similar investment policies. Their performance is also likely to differ from that of funds that use different strategies for selecting stocks. Because of their specialized nature (foreign securities or real estate securities), each Fund should be considered a part of an overall investment program and not as a balanced investment program. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate — at times dramatically — in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Debt Securities Risk (Each Fund): Investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Funds may invest in various rated investment-grade securities, including securities rated below investment-grade (“junk bond”), and they may invest in debt securities that are of comparable quality that are not rated. The Funds could lose money or experience a lower rate of return if they hold junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Foreign Securities Risk (Each Fund): The risks associated with foreign issuers are different from the risks associated with securities of U.S. issuers. Foreign securities risks to which the Funds will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Funds may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in these markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for a Fund to liquidate positions. This, in turn, may cause delays in a Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities.

Risks Associated with Investments in Certain Regions (Each Fund): The Africa Fund, the Australia/New Zealand Fund, and the Japan Fund, by focusing their investments on African issuers, Australian and New Zealand issuers, and Japan issuers, respectively, may be exposed to additional risks that other funds that invest in securities of issuers in a broader region may not be exposed. For instance, financial, economic or political instabilities that impact a specific country (such as African countries, Australia and/or New Zealand, and Japan), but that do not impact the broader Pacific-rim region (for the Australia/New Zealand and Japan Fund), could impact a Fund to a larger degree than other mutual funds that invest in securities of issuers in a broader geographical area.

Emerging Markets Risk (Africa Fund, Global Fund and Real Estate Securities Fund): To the extent that a Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened. Due to political changes, changes in taxation, or currency controls that could adversely affect investments located in emerging market countries, investments of this nature may be more volatile than investments made in the markets of more developed foreign countries with more mature economies. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. A Fund may invest in countries which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on those economies. In addition, companies in the materials and/or natural resources sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors. Also, companies in the materials and/or natural resources sector are at risk of liability for environmental damage and product liability claims.

Currency Risk (Each Fund): Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Funds may try to hedge these risks by investing in foreign currencies and in currency-related derivatives, such as currency futures contracts, forward foreign currency exchange contracts, options thereon, or any combination thereof, but there can be no assurance that such strategies will be effective. Currency-related derivatives typically involve the use of leverage and, as a result, a small investment in such instruments could have a potentially large impact on the Fund’s performance. Such instruments also may be subject to the risks noted below under “Derivatives Risk.”

Small Capitalization Risk (Each Fund): Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies. As a result, stocks of small capitalization companies may decline significantly in market downturns. These securities may be traded over-the-counter or listed on an exchange.

Risks Associated with Natural Resources Investments (Each Fund): Should a Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Fund.

Commodities-Related Risk (Each Fund:) Should a Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. These types of investments may be affected by changes in markets, economies, weather and political and regulatory developments.

Risks Associated with Securities Lending (Each Fund): The Funds may engage in securities lending activities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Funds intend to engage in securities lending only when such lending is fully secured by investment grade collateral. Although voting rights or rights to consent with respect to loaned securities pass to the borrower, the Funds, as the lender, retain the right to call the loans and obtain the return of the securities loaned. When engaged in securities lending, the Funds’ performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Funds in permissible investments.

The Funds may lend securities to banks only if such banks are members of the U.S. Federal Reserve System. The Fund may also lend securities to broker/dealers whose commercial paper is rated at least P-1 by Moody’s or A-1 by S&P or their outstanding debt is rated Aa or better by Moody’s or AA or better by S&P or the dealers are judged to be of comparable creditworthiness when the obligations of those dealers are unrated. The costs associated with securities lending are not reflected in the fee table disclosure provided in the summary section of this prospectus. If the Funds’ management has knowledge that a material event will occur affecting a security that has been lent out, the Trustees have an obligation to recall the loan in time to vote any proxy associated with such security.

Illiquidity Risk (Africa Fund): The Africa Fund may, at times, invest up to 15% of its net assets in illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Africa Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Africa Fund.

Risks Associated with Real Estate Investment Trusts (Real Estate Securities Fund): The Real Estate Securities Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Real Estate Securities Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Real Estate Securities Fund. Because the Real Estate Securities Fund may invest in real estate related industries, the Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Finally, investments in REITs also involve the following risks: limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

Risks Associated with Investments in Other Investment Companies (Each Fund): Each of the Funds may invest in shares of other investment companies, including open-end funds and closed-end funds and exchange-traded funds (“ETFs”). When a Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, a Fund will incur higher expenses, many of which may be duplicative. In addition, a Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Funds have no control over the investments and related risks taken by the underlying funds in which it invests.

ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) ETF’s shares may trade at a market price above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Commodities-Related Risk (Each Fund): Should a Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. Natural resources companies may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, or sectors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Operational Risk (Each Fund): The ability of a Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Fund. Additionally, the Fund’s direct operations could negatively impact the Fund’s performance. For instance, because the Fund’s asset base may be considered small relative to other mutual funds, the Fund will operate with correspondingly higher total annual operating expenses. To the extent the Fund’s assets are not increased and the Fund’s expense ratios are not decreased, the Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Abusive Trading Activities (Each Fund): Frequent short-term purchases, redemptions or exchanges in Fund shares (sometimes referred to as “market timing” or “frequent trading activities”) may result in a dilution in the value of Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Funds’ portfolio investments, and may affect the Funds’ cost and performance for other shareholders. Because certain of the Funds invest in foreign securities, they are subject to the risk of market timing or frequent trading activities by investors who are seeking to predict current and future market movements or who believe that trading in those Funds will allow them to take advantage of time differences between the U.S. and some foreign markets. The Funds’ Board has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect all abusive trading activities and, therefore, such activities may occur. Please see the “Abusive Trading Policy” section for more information.

Borrowing Risk (Each Fund): Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in a Fund’s portfolio on a Fund’s net asset value and, therefore, may increase the volatility of that Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees). Increased operating costs, including the financing cost associated with any leverage, may reduce a Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Funds.

See also “Risk Factors,” and “Investment Policies,” and “Investment Restrictions” discussed in the Statement of Additional Information that is incorporated herein by reference and made a part hereof.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. Complete holdings (as of the dates of such reports) are available in reports on Form N-Q and Form N-CSR filed with the SEC.

GENERAL INFORMATION

General

The Funds have authority, but it is not a principal investment strategy, to invest in money market instruments of U.S. or foreign issuers. They may invest in instruments issued or backed by U.S. or foreign banks or savings associations. Under normal markets conditions, the Funds may invest up to 5% of their assets in interest-bearing savings deposits of commercial or savings banks. For temporary defensive purposes under unusual market conditions, the Funds may invest in these instruments without limit, which can cause the Funds to fail to meet their investment objectives during such periods and lose benefits when markets begins to improve. The Funds may also lend their portfolio securities in an amount up to 5% of their net assets. These loans will be fully collateralized at all times. The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts to hedge against fluctuations in exchange rates between the U.S. and foreign currencies.

The Funds’ Investment Advisor

The Funds’ investment advisor, FCA Corp, which is registered with the SEC as an investment advisor, is located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. FCA Corp acts as investment advisor to all five Funds, as well as to other entities focusing on real estate and other investment related activities and carries on other financial planning and investment advisory activities for its clients. FCA Corp manages each Fund’s portfolio investments and places orders for Fund portfolio transactions. For its services, it receives advisory fees from each Fund that are based on 0.75% of each Fund’s average net assets. Prior to March 1, 2016, FCA Corp received a fee from the Africa Fund based on 1.25% of that Fund’s average net assets.

FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Africa Fund and the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the respective Fund’s average daily net assets. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2017. FCA Corp may recoup any waived amount from the respective Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the expense limitation in place at the time the fee was waived and/or expenses were reimbursed and such recoupment is made within three years after the year in which FCA Corp incurred the expense. Prior to March 1, 2015, FCA Corp had contractually agreed to waive the Management Fee of 1.25% through February 28, 2015 (the “Prior Fee Waiver Agreement”) for the Africa Fund. Pursuant to the Prior Fee Waiver Agreement, the Africa Fund agreed to repay FCA Corp for such amounts waived by FCA Corp to the extent that such repayment occurs within three years of the date of any such waiver and such repayment does not cause the Africa Fund’s Total Fund Operating Expenses to exceed 3.30%. Additionally, FCA Corp contractually agreed to waive the management fee of 0.75% through February 29, 2016 with respect to the Japan Fund. A discussion regarding the basis of the Board’s renewal of the Investment Advisory Agreement with FCA Corp and each of the Funds is available in the Funds’ Semi-Annual Report to shareholders for the period ended April 30, 2015.

For the fiscal year ended October 31, 2015, the Advisor received an aggregate fee of 0.75%, 0.00%, 0.00%, 0.75%, and 0.75%, respectively, for investment advisory services performed, expressed as a percentage of average annual net assets of the Australia/New Zealand Fund, Africa Fund, Japan Fund, Global Fund and Real Estate Fund.

The Funds’ Portfolio Managers

ROBERT W. SCHARAR, Lead Portfolio Manager

Mr. Scharar is primarily responsible for the management of the portfolios for the Australia/New Zealand Fund, the Africa Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund. Mr. Scharar is President and Director of FCA Corp, based in Houston, Texas, and has primarily worked in this capacity since 1975 (including its predecessor firm). He received his AA degree from Polk Community College in 1968 and his BS in Accounting from the University of Florida in 1970. He received his MBA and JD from Northeastern University in 1971 and 1974, respectively; and an LLM in Taxation from Boston University Law School in 1979. Mr. Scharar is a member of the Florida and Massachusetts Bars and is a Certified Public Accountant (Florida). Mr. Scharar is a director and past president of the American Association of Attorney-CPAs. He is a director, manager, and/or officer of the following entities: Blantyre Hotels, Ltd. (Malawi), Africap, LLC, NICO Holdings, Ltd. (Malawi), First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Nashville Properties, Inc., subsidiary companies at some of the above, and other closely held FCA advised entities and non-FCA related entities.

WESLEY YUHNKE, Assistant Portfolio Manager

Mr. Yuhnke is the Assistant Portfolio Manager for the Australia/New Zealand Fund, the Africa Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund. Mr. Yuhnke joined FCA Corp in May 2002 and was appointed Assistant Portfolio Manager in August 2002. Prior to joining FCA Corp, he attended Stephen F. Austin State University where he received his BBA in Finance. While there he was the recipient of the A.G. Edwards Portfolio Management Award. Mr. Yuhnke earned his MBA with emphasis in Finance from Texas Tech University. He currently serves in a dual role as an Assistant Portfolio Manager to the Funds and Chief Investment Officer of FCA Corp.

RONALD MANNING, CFA, Assistant Portfolio Manager

Mr. Manning, CFA, is an Assistant Portfolio Manager for the Australia/New Zealand Fund, the Africa Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund. Mr. Manning joined FCA Corp in February 2007. Mr. Manning earned a BA in Policy Studies at Rice University and MS in Finance at Texas Tech University. From 2003 to 2006, Mr. Manning was employed as an educational instructor in the Katy Independent School District.

The Funds’ Statement of Additional Information provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Managers and each Portfolio Managers’ ownership of the shares of the Funds.

Transactions with Affiliates

FCA Corp and the Trust have policies and procedures in place that regulate the activities of each in situations where conflicts of interest could be detrimental to a Fund or its shareholders. The Board reviews reports provided quarterly on these matters to confirm that the Funds are in compliance with these policies and procedures regarding these activities and relevant SEC regulations.

Privacy

As technology transforms the way information is collected and distributed, the Funds have implemented a number of practices for safeguarding the privacy and security of financial information relating to the Funds’ shareholders. The Funds employ safeguards to protect customer information and to prevent fraud.

Legal Proceedings

In September 2015, the Trust, on behalf of the Global Fund, entered into a settlement agreement with certain plaintiffs related to a previous investment in Lyondell Chemical Company and certain related litigation actions to which the Global Fund was a party. The settlement agreement effectively operated to dismiss the Global Fund from the litigation actions, with prejudice, to release it from any further liability in these matters, in exchange for a payment by the Global Fund of $30,000, which occurred during the Global Fund’s fiscal year ending October 31, 2015.

BUYING AND SELLING SHARES

Investing in the Funds

Share Price:	The purchase and redemption price of the shares of each Fund is at each Fund’s Net Asset Value (“NAV”) per share determined after your order is received in good order by the Funds’ transfer agent, Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.). An order is considered to be in good order if all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees unless a redemption fee is applied, the Fund pays you the full share price when you sell shares. The Funds impose a redemption fee on sales of shares held fourteen (14) calendar days or less. See the “Redemption Fees” section for more information. In the case of shares purchased or sold through intermediaries, such intermediary may charge fees that are in addition to those described in this prospectus.

The NAV of each Fund is determined once daily, normally at the close of business of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time (“ET”), and reflects the fair value of the Fund’s aggregate assets less its liabilities. The NYSE is open for business every day other than weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day. Assets and liabilities denominated in foreign currencies are translated into U.S currency using an exchange rate obtained from an independent third party. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell your shares.

Each Fund’s assets are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to at the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. If a Fund determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in good faith by FCA Corp in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, FCA Corp may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Funds may use pricing services to help determine fair value.

When pricing securities using the fair value guidelines established by the Board of Trustees, FCA Corp seeks to assign the value that represents the amount that a Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. FCA Corp will adjust the fair values assigned to securities in the portfolio, to the extent necessary, as soon as market prices become available. FCA Corp continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in a Fund’s portfolio.

Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Debt instruments with maturities of less than 60 days may be valued at amortized cost or original cost plus interest, which approximates current value.

With respect to any portion of a Fund’s assets that are invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. These Funds’ prospectuses explain the circumstances under which these funds may use fair value pricing and the effects of using fair value pricing.

Share Certificates:	The Funds will not issue share certificates.

Telephone Transactions:	Telephone redemption privileges are automatically granted unless you decline on your Investment Application. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to ensure that the order was proper and that the order was genuine. Also note that during unusual market conditions, you may experience delays in placing telephone orders. (See below “Purchasing Fund Shares” and “Redeeming Fund Shares.”)

Abusive Trading Policy:	Frequent short-term purchases, redemptions or exchanges in Fund shares (“market timing” or “frequent trading activities”) may result in a dilution in the value of Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Funds’ portfolio investments, and may affect the Funds’ cost and performance for other shareholders. Because certain of the Funds invest in foreign securities, they are subject to the risk of market timing or frequent trading activities by investors who are seeking to predict current and future market movements or who believe that trading in those Funds will allow them to take advantage of time differences between the U.S. and some foreign markets. The Funds do not accommodate these frequent purchases and redemptions. The Funds’ Board has adopted policies to discourage such activities and has approved procedures to implement those policies. The Funds seek to monitor trading activity in the Funds’ shares and examine a number of factors to detect trading patterns in Fund shares, including (but not limited to) the frequency, size and/or timing of investors’ transactions in Fund shares.

Each Fund reserves the right to reject any purchase or exchange order or to limit, suspend, and/or permanently terminate, the right to purchase or exchange shares or the telephone order privilege from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. The Fund, among other factors, may consider the trading history of accounts under common ownership or control in this determination.

The Funds’ policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. However, the Fund has established information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that may involve sharing of certain information about you and your account, and will otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

The Funds’ abusive trading policies, including the use of fair value pricing and application of the redemption fee, among other procedures, are intended to discourage such activities, although there can be no assurance that a Fund will eliminate such activities.

Online Account:	You may open an account online by visiting our website at www.commonwealthfunds.com and click on the “My Account” button to begin the account opening process. By clicking the “My Account” button you will be provided with the information necessary to open an online account. If you have any questions, please call the Transfer Agent at 1-888-345-1898.

Purchasing Fund Shares:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding a Fund, please call 1-888-345-1898.

You may purchase shares on any “business day.” Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All purchases must be in U.S. dollars. Cash, third-party checks, money orders, credit card convenience checks, travelers checks, checks drawn on banks outside of the U.S., and other checks deemed to be high risk will not be accepted. Basic starter checks are not accepted for the initial investment, but will be accepted for subsequent investments. To guard against check fraud, the Funds will not accept checks made payable to third parties.

You may use any of the following methods to purchase Fund shares.

Through Financial Intermediaries:

You may place your order through any financial intermediary authorized to take orders for a Fund. Financial intermediaries include broker-dealers; banks; insurance company separate accounts; investment advisors; administrators or trustees of IRS recognized tax-deferred savings plans (“Financial Intermediaries”), such as a 401(k) retirement plan; or a 529 college savings plan that maintains an omnibus account with a Fund for trading on behalf of its customers or participants. If the order is transmitted to the Financial Intermediary by 4:00 p.m. ET, it will be priced at the NAV per share determined on that day. Orders received after 4:00 p.m. by the financial intermediary will receive the NAV per share determined the next day. It is the financial intermediaries’ responsibility to determine if an investment in a Fund is suitable for a particular investor.

In connection with the maintenance of your investment where you have purchase shares through a financial intermediary, the Funds may make payments to such a financial intermediary for the provision of certain administrative services, transaction processing services and/or other shareholder support services. These types of payments may be referred to generally as “networking” and “sub-accounting fees.” Fees for networking support a centralized electronic system through which customer account level activity can be exchanged between the Funds and financial intermediaries. Sub-accounting fees are generally made in circumstances where a financial intermediary maintains an omnibus account with the Fund. You can ask your financial intermediary about any payments it may receive from the Funds, as well as about fees and/or commissions it charges.

Through the Transfer Agent:

You may place orders directly with the Funds by mailing a completed Investment Application with a check or other negotiable bank draft (payable to the applicable Fund) to the Funds at:

By First Class Mail Commonwealth International Series Trust [Name of Fund] c/o Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, Indiana 46206-6110	Express Mail or Overnight Deliveries Commonwealth International Series Trust [Name of Fund] c/o Ultimus Asset Services, LLC 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

(Remember to make your check for at least $200, the minimum initial investment)

Investing By Wire:

You may purchase shares by wire if you have an account with a commercial bank that is a member of the U.S. Federal Reserve System. The transfer agent does not charge a wire fee but, you should be aware that your bank may charge a fee for this service.

For an initial investment by wire, you must first call 1-888-345-1898 to notify the Fund that you intend to purchase shares by wire and, receive wire instructions. The Fund must have received a completed application and issued an account number to you. After receiving this information, ask your bank to wire the amount of your investment to the applicable Fund. For subsequent investments by wire, please call 1-888-345-1898 before wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

Note that the wire should include:

•	your name and address;

•	your Fund account number; and

•	your social security or tax identification number.

By First Class Mail Commonwealth International Series Trust [Name of Fund] c/o Ultimus Asset Services, LLC P.O. Box 6110 Indianapolis, Indiana 46206-6110	Express Mail or Overnight Deliveries Commonwealth International Series Trust [Name of Fund] c/o Ultimus Asset Services, LLC 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

Telephone Investment:

After you have opened your account, you may make additional investments by telephone.

You may place a telephone order by calling the Funds’ transfer agent at 1-888-345-1898.

The minimum purchase of a Fund via the telephone is $200. Your order will be priced at the NAV next determined after your call, provided your order is received before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET).

Online Purchases:

You may place your order online at the Funds’ website (www.commonwealthfunds.com).

Pre-Authorized Investment:

You may arrange to make regular monthly investments of at least $25 through automatic deductions from your checking account by completing the Automatic Investment Plan section of the Investment Application.

New Account Notice

Certain states require the Funds to notify shareholders that the assets held in their account may be transferred to the appropriate state if there is no activity within the time specified by state law. Contact a shareholder services representative for additional information.

Redeeming Fund Shares:

You may redeem your Fund shares at any time by writing to the Funds’ transfer agent’s address. Ordinarily, the Funds do not charge a fee for share redemptions. However, if you sell shares of a Fund within fourteen (14) calendar days of purchases date, you may be charged a redemption fee. See the “Redemption Fees” section for more information. A Medallion signature guarantee will be required for:

•	Redemptions made by wire transfer to a bank other than the bank of record;

•	Redemptions mailed to an address other than the address on the account or to an address that has been changed within 15 days of the redemption request;

•	Redemptions over $50,000;

•	Adding the telephone redemption option to an existing account;

•	Changing ownership of your account; or

•	Adding or changing automated bank instructions to an existing account.

The Funds reserve the right to require a Medallion signature guarantee under other circumstances. Medallion signature guarantees may generally be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

You generally will receive a check for your redemption amount within a week. Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six (6) months may be reinvested in the shareholder’s account at the then-current NAV.

Broker-Dealer Redemption:

You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or other acceptable means directly with the Fund’s transfer agent and your share price will be based on the NAV next determined after Unified Financial Securities, LLC, the Trust’s distributor (the “Distributor”), receives the order, minus any applicable redemption fee. The Distributor does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week.

Telephone Redemption:

You may order a redemption by calling the Fund’s transfer agent at 1-888-345-1898 if your Investment Application authorized telephone redemption.

The proceeds will generally be sent on the next business day after your redemption order is received. There is no fee charged by the Funds for this service, unless the proceeds are sent by wire. Any Fund may also decide to modify or discontinue this service. In this case, the Fund will attempt to provide reasonable prior notice to shareholders.

Online Redemptions:

You may request a redemption online at the Funds’ website (www.commonwealthfunds.com).

Systematic Withdrawal:

You may arrange for periodic withdrawals of $50 or more if you invest at least $5,000 in a Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when your account value falls below $200 or all your shares have been redeemed, whichever is first. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and share price of the Fund on the payment date, which can be expected to fluctuate. The redemption of Fund shares to provide for such payments may result in a taxable gain or loss.

You may terminate your plan at any time by writing to the Funds’ transfer agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

Redemption in Kind:

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind), which payment will be made with liquid securities or property or in any other manner that is consistent with guidance from the SEC or its staff. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. Additionally, if a Fund were to redeem securities in kind, it would attempt to redeem a ratable portion of all of the securities it holds in the portfolio at the time of the redemption and as a result a shareholder may receive illiquid securities that it may not be able to sell.

Redemption Suspensions or Delays:

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the SEC allows redemptions to be suspended.

If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected, which may take up to 15 days from the date of purchase.

Exchanging Fund Shares:

You may exchange your Fund shares for shares of another Fund at a price based on their respective NAVs. You may also exchange your shares into the Federated Prime Cash Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to you. The exchange privilege must also be selected on your account application form. There is no sales charge or other fee in connection with an exchange, although a redemption fee may apply. Please see ‘‘Redemption Fees’’ below. You must first have received and read the prospectus of the Fund you are exchanging into.

You may place an exchange order in three (3) ways:

•	You may mail your exchange order to the transfer agent’s address.

•	You may place your order by telephone if you authorize telephone exchanges on your Investment Application.

•	You may place your order online at the Fund’s website (www.commonwealthfunds.com).

Telephone exchange orders may be placed from 8:00 a.m. to 6:00 p.m. ET, on any business day. Exchanges into a Fund can be made only if that Fund is eligible for sale in your state of residence at the time of exchange. Any Fund may terminate or amend the exchange privilege at any time with sixty (60) days’ notice to shareholders.

The right to exchange shares can be limited, suspended, and/or permanently terminated, from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. Frequent exchanges may disrupt the orderly management of a Fund’s portfolio investments, thereby increasing expenses to other shareholders and harming performance. If you exchange shares of a Fund within fourteen (14) calendar days or less of purchase, you may be charged a redemption fee.

Remember that your exchange is a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares and may result in a capital gain or loss. Tax consequences of sales of your shares are described under ‘‘Dividends, Distributions and Taxes.’’

Redemption Fees

Redemption Fee Assessment. The Funds have implemented a policy to impose a short-term trading redemption fee (subject to limited exceptions described herein) on any Fund shares that are sold (by redemption, whether voluntary or involuntary, or exchange) within fourteen (14) calendar days of their purchase. The Redemption Fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Fund’s portfolio management and can increase the Fund’s expenses. All Redemption Fees will be paid to the Fund and will benefit the shareholders of the Fund. The Trustees and the Fund’s investment advisor expect that proceeds from the Redemption Fees will offset, at least partially, portfolio transaction and administrative costs associated with short term trading. The Redemption Fee is calculated as a percentage of the amount redeemed and will be charged (subject to limited exceptions described herein) when you sell or exchange your shares or if your shares are involuntarily redeemed.

This redemption fee will equal 2.00% of the amount sold. This fee is calculated on the value of the shares being sold and will be collected (subject to limited exceptions described herein) by deduction from the sale proceeds. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last.

Unlike a sales charge or load paid to a broker or fund management company, this redemption fee is paid to the Fund. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Funds’ accounts, FCA Corp or the Funds’ transfer agent may, in its sole discretion, determine that your trading activity is detrimental to the Funds, as described in the “Abusive Trading Policy” section, and elect to reject or limit the amount, number, frequency or method available to you for requesting future (i) purchases into Funds and/or (ii) exchanges or redemptions out of the Funds.

Redemptions Through Financial Intermediaries. As an investor in the Funds, you are subject to the 2.00% short-term trading redemption fee whether you are investing directly through the Funds’ Distributor or you are investing in the Fund through a financial intermediary.

Waiver/Exceptions/Changes. The Funds will waive the fee on redemptions of: (i) shares acquired by reinvestment of dividends or other distributions of the Funds; (ii) shares held in an account of certain qualified retirement plans; (iii) in special circumstances, if the Fund determines that imposition of the fee would be inequitable or not in the best interests of the Fund’s shareholders.

Limitations on Collection. The Funds may have limitations in their ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by financial intermediaries on behalf of their customers. There are no assurances that the Funds will successfully identify all shareholders of intermediaries or that intermediaries will properly assess redemption fees. For example, where a financial intermediary is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Funds may not be able to recover the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-888-345-1898.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in December. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

Option 1: To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

Option 2: To have both income dividends and capital gains distributions paid to you in cash.

Option 3: To have income dividends paid in shares and capital gains distributions paid in cash.

There is no sales charge or other fee for any option. If you select one of these options and the check sent to you cannot be delivered or remains uncashed for six (6) months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares. No interest will accrue on amounts represented by uncashed redemption checks.

Dividends and Distributions are reinvested on the ex- date (that is, the date shareholders of record are determined for purposes of receiving dividends and distributions) at the NAV determined at the close of business on that date.

Tax Treatment of Dividends, Distributions and Redemptions

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Each Fund will let you know each year the amount of your dividend and distribution payments that will be taxed as dividend income or ordinary income and which are treated as long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you received payments in cash or additional shares. Thus, long-term gains in a Fund will be taxed as such regardless of how long you held the shares and will be taxed along with dividend or ordinary income whether distributed or reinvested.

The tax treatment of any gain or loss you realize when you redeem (sell) or exchange Fund shares will depend on how long you held the shares. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

You should consult your tax advisor about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen FIFO (first-in, first-out) as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

DISTRIBUTION

Unified Financial Securities, LLC is the Trust’s distributor. Each Fund has adopted a service and distribution plan under Rule 12b-1 that allows the Fund to pay fees to financial intermediaries for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operation). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, whose report, along with each Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS

Commonwealth Australia/New Zealand Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net Asset Value, Beginning of Year	$12.54	$13.25	$12.05	$10.76	$10.74
Change in net assets from operations:
Net investment income	0.18	0.15	0.21	0.14	0.12
Net realized and unrealized gain (loss) from investments	(1.38)	(0.40)	1.15	1.27	0.07 (a)

Total from investment activities	(1.20)	(0.25)	1.36	1.41	0.19

Distributions:
Net investment income	(0.11)	(0.22)	(0.16)	(0.12)	(0.17)
Net realized gains	(0.77)	(0.24)	—	—	—

Total distributions	(0.88)	(0.46)	(0.16)	(0.12)	(0.17)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$10.46	$12.54	$13.25	$12.05	$10.76

Total Return	(10.15)%	(1.74)%	11.40%	13.31%	1.85%
Net assets at end of year (000’s)	$17,398	$20,501	$23,766	$22,347	$21,412
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.29%	3.08%	3.17%	3.32%	3.08%
Ratio of gross expenses before waivers and/or reimbursements	3.31%	3.08%	3.17%	3.32%	3.08%
Ratio of net investment income to average net assets	1.55%	1.11%	1.59%	1.26%	1.20%
Portfolio turnover rate	9%	16%	18%	8%	22%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(b)	Value is less than $0.005 per share.

FINANCIAL HIGHLIGHTS

Africa Fund

Selected data for a share outstanding throughout each of the periods indicated:

	For the year		For the year		For the year		For the period
	ended		ended		ended		ended
	10/31/2015		10/31/2014		10/31/2013		10/31/2012(a)
Net Asset Value, Beginning of Period	$9.96		$10.38		$10.23		$10.00
Change in net assets from operations:
Net investment income	0.07		0.01		0.22		0.08
Net realized and unrealized gain (loss) from investments	(1.58)		(0.25)		0.09		0.15

Total from investment activities	(1.51)		(0.24)		0.31		0.23

Distributions:
Net investment income	—		(0.14)		(0.16)		—
Return of capital	—		(0.04)		—		—

Total distributions	—		(0.18)		(0.16)		—

Redemption fees	—		—	(b)	—	(b)	—

Net Asset Value, End of Period	$8.45		$9.96		$10.38		$10.23
Total Return	(15.16)%		(2.32)%		3.02%		2.30	%(c)
Net assets at end of period (000’s)	$2,215		$2,478		$2,099		$1,356
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.84	%(h)	2.00	%(g)	—	%(d)	0.70	%(e)(f)
Ratio of gross expenses before waivers and/or reimbursements	5.99%		5.69%		6.13%		8.32	%(e)
Ratio of net investment income to average net assets	0.75%		0.11%		2.28%		1.32	%(e)
Portfolio turnover rate	1%		4%		7%		—	%(c)

(a)	Reflects operations for the period from November 7, 2011 (inception date) to October 31, 2012.
(b)	Value is less than $0.005 per share.
(c)	Not annualized for periods less than one year.
(d)	The ratio of net expenses are the combined result of $22,542 in contractual waivers representing (1.25)% and $88,266 in voluntary reimbursements representing (4.88)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.
(e)	Annualized for periods less than one year.
(f)	The ratio of net expenses are the combined result of $9,801 in contractual waivers representing (1.25)% and $49,962 in voluntary reimbursements representing (6.37)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.
(g)	The ratio of net expenses are the combined result of $28,775 in contractual waivers representing (1.25)% and $56,265 in voluntary reimbursements representing (2.44)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.
(h)	On February 20, 2015, by unanimous written consent, the Fund’s Board approved a fee reduction agreement between the Trust and FCA Corp. that limits fund expense to 1.50% of average net assets, exclusive of the 0.25% distribution fee, effective March 1, 2015 through February 29, 2016. The ratio of net expenses are the combined result of $78,909 in contractual waivers representing (3.36)%, and $18,022 in voluntary reimbursements representing (0.77)%. Please refer to Note 4, Related Party Transactions and Other Arrangements in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Commonwealth Japan Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year		For the year		For the year	For the year	For the year
	ended		ended		ended	ended	ended
	10/31/2015		10/31/2014		10/31/2013	10/31/2012	10/31/2011
Net Asset Value, Beginning of Year	$3.05		$3.08		$2.54	$2.70	$2.80
Change in net assets from operations:
Net investment loss	(0.07)		(0.05)		(0.10)	(0.07)	(0.09)
Net realized and unrealized gain (loss) from investments	0.32		0.02		0.64	(0.09)	(0.01	)(a)

Total from investment activities	0.25		(0.03)		0.54	(0.16)	(0.10)

Redemption fees	—		—	(b)	— (b)	— (b)	—	(b)

Net Asset Value, End of Year	$3.30		$3.05		$3.08	$2.54	$2.70

Total Return	8.20%		(0.97)%		21.26%	(5.93)%	(3.57)%
Net assets at end of year (000’s)	$5,336		$4,902		$4,444	$4,017	$3,794
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.55	%(d)	3.49	%(c)	4.40%	4.84%	3.91%
Ratio of gross expenses before waivers and/or reimbursements	4.33%		4.24%		4.40%	4.84%	3.91%
Ratio of net investment loss to average net assets	(2.35)%		(2.22)%		(3.03)%	(3.01)%	(2.52)%
Portfolio turnover rate	10%		9%		23%	20%	62%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(b)	Value is less than $0.005 per share.
(c)	The ratio of net expenses are the result of $32,954 in voluntary waivers representing (0.75)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.
(d)	On February 20, 2015, by unanimous written consent, the Fund’s Board approved a fee reduction agreement between the Trust and FCA Corp. that reduces the Advisory Fee, effective March 1, 2015, through February 29, 2016, in contractual waivers representing (0.75)%. The ratio of net expenses are the combined result of $11,437 in voluntary waivers from November 1, 2014, through February 28, 2015, and $25,786 in contractual waivers from March 1, 2015 through October 31, 2015, collectively representing (0.75)%. Please refer to Note 4, Related Party Transactions and Other Arrangements in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Commonwealth Global Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net Asset Value, Beginning of Year	$16.78	$17.00	$14.13	$15.24	$15.44
Change in net assets from operations:
Net investment loss	(0.15)	(0.08)	(0.12)	(0.12)	(0.07)
Net realized and unrealized gain (loss) from investments	(1.35)	0.50	2.99	0.54	(0.13	)(a)

Total from investment activities	(1.50)	0.42	2.87	0.42	(0.20)

Distributions:
Net realized gains	(1.33)	(0.64)	—	(1.53)	—

Total distributions	(1.33)	(0.64)	—	(1.53)	—

Redemption fees	— (b)	—	— (b)	— (b)	—	(b)

Net Asset Value, End of Year	$13.95	$16.78	$17.00	$14.13	$15.24

Total Return	(9.42)%	2.56%	20.31%	3.47%	(1.30)%
Net assets at end of year (000’s)	$15,210	$16,637	$15,959	$13,311	$13,285
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.31%	3.08%	3.12%	3.31%	3.05%
Ratio of gross expenses before waivers and/or reimbursements	3.34%	3.08%	3.12%	3.31%	3.05%
Ratio of net investment loss to average net assets	(1.03)%	(0.52)%	(0.81)%	(0.85)%	(0.38)%
Portfolio turnover rate	45%	27%	14%	11%	18%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(b)	Value is less than $0.005 per share.

FINANCIAL HIGHLIGHTS

Commonwealth Real Estate Securities Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net Asset Value, Beginning of Year	$14.35	$12.55	$11.27	$9.72	$10.09
Change in net assets from operations:
Net investment income (loss)	(0.14)	0.02	(0.02)	(0.13)	(0.16)
Net realized and unrealized gain (loss) from investments	0.41	1.78	1.30	1.68	(0.21	)(a)

Total from investment activities	0.27	1.80	1.28	1.55	(0.37)

Redemption fees	—	—	— (b)	— (b)	—	(b)

Net Asset Value, End of Year	$14.62	$14.35	$12.55	$11.27	$9.72

Total Return	1.88%	14.34%	11.36%	15.95%	(3.67)%
Net assets at end of year (000’s)	$9,719	$9,537	$8,362	$7,824	$7,294
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.35%	3.20%	3.33%	3.53%	3.29%
Ratio of gross expenses before waivers and/or reimbursements	3.38%	3.20%	3.33%	3.53%	3.29%
Ratio of net investment income (loss) to average net assets	(0.93)%	0.10%	(0.18)%	(1.20)%	(1.48)%
Portfolio turnover rate	10%	16%	4%	5%	7%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(b)	Value is less than $0.005 per share.

HOW TO GET MORE INFORMATION

Additional information about each Fund’s investments is available in the:

•	Statement of Additional Information (“SAI”) which contains more detail about some of the matters discussed in the prospectus. The SAI is incorporated by reference (and therefore legally a part of this prospectus) into the prospectus.

•	Annual and Semi-Annual Reports to shareholders which describe each Fund’s performance and list their portfolio securities. They also include a letter from Fund management describing each Fund’s investment strategies that significantly affected the Funds’ performance during the last fiscal year as well as a discussion of the market conditions and trends and their implications on the Funds.

You may obtain free copies of the Funds’ SAI or Funds’ Annual and/or Semi-Annual reports, or other information about the Funds or your account or other shareholder inquiries, by calling 1-888-345-1898. Also, copies of the foregoing may be obtained at the Funds’ Internet website found at www.commonwealthfunds.com. When a Fund (or a financial intermediary through which shares of the Fund may be purchased or sold) receives a request for its SAI, its Annual Report, or its Semi-Annual report, the Fund (or financial intermediary) must send the requested document within three (3) business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

You may also view and obtain copies of the SAI, and/or other Fund reports and other information directly from the SEC by:

•	visiting the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information about the Public Reference Room.)

•	sending a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by E-mail request to: publicinfo@sec.gov

•	visiting the EDGAR Database on the SEC’s Internet website—http://www.sec.gov

The Fund’s 1940 Act File Number with the SEC is: 811-04665.

COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf of its Series,

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

AFRICA FUND (CAFRX)

COMMONWEALTH JAPAN FUND (CNJFX)

COMMONWEALTH GLOBAL FUND (CNGLX)

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2016

This Statement of Additional Information is not a prospectus but contains information in addition to and in more detail than that set forth in the prospectus and should be read in conjunction with the prospectus, dated February 28, 2016. A prospectus may be obtained without charge by phone at (888) 345-1898 or by writing to the Funds directly at Commonwealth International Series Trust, c/o Ultimus Asset Services, LLC, 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, or visiting the Funds’ website at www.commonwealthfunds.com.

The Report of Independent Registered Public Accounting Firm and financial statements of the Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund included in their Annual Report for the year ended October 31, 2015 (“Annual Report”) are incorporated herein by reference. Copies of Annual and Semi-Annual Reports are available without charge upon request by writing to the Funds at Commonwealth International Series Trust, c/o Ultimus Asset Services, LLC, 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, or by calling toll free (888) 345-1898.

The financial statements in the Annual Report that are incorporated herein by reference into this Statement of Additional Information have been audited by BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, and have been so included and incorporated herein by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

FUND HISTORY

The Commonwealth International Series Trust (formerly known as the Capstone International Series Trust) (hereinafter referred to as the “Trust”) was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. The Trust’s Declaration of Trust, as amended and restated on December 29, 1986 (the “Declaration of Trust”), authorizes the Trustees to divide shares (“Shares” or collectively “Shares”) into two or more series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued Shares into one or more classes of Shares of each such series. Each series of the Trust is an “open-end diversified management investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has five series, or funds: the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”), the Africa Fund (the “Africa Fund”), the Commonwealth Japan Fund (the “Japan Fund”), the Commonwealth Global Fund (the “Global Fund”) and the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”). The Australia/New Zealand Fund (formerly known as Capstone New Zealand Fund and subsequently the Commonwealth New Zealand Fund), invests primarily in Australian and New Zealand securities, and commenced operations on November 25, 1991 (inception date) as a series of the Trust. The Africa Fund invests primarily in African securities and was established by amendment to the Trust on October 7, 2011 and began operation on November 7, 2011 (inception date). The Japan Fund (formerly known as the Capstone Japan Fund), invests primarily in Japanese securities and was established as a series of the Trust on July 10, 1989 (inception date) under the name of the Capstone Nikko Japan Tilt Fund. The Global Fund, which invests in U.S. and foreign securities in developed countries or in countries considered to have developing or “emerging” markets, was established by amendment to the Trust on December 14, 2001 and began operation on December 3, 2002 (inception date). The Real Estate Securities Fund invests in real estate investment trusts (“REITs”), real estate industries companies, publicly-traded real estate development companies, real estate management companies, and publicly-traded companies involved in real estate related activities and industries (collectively, “Real Estate Industries Companies”). The Real Estate Securities Fund was established by amendment to the Trust on July 2, 2003 and began operations on January 5, 2004 (inception date). The Real Estate Securities Fund, Global Fund, Australia/New Zealand Fund, Africa Fund and Japan Fund may be referred to hereinafter individually as a “Fund” and collectively as “Funds.” The Trust may create additional series in the future, but each series will be treated as a separate mutual fund with its own investment objectives and policies.

The Declaration of Trust provides that no shareholder (“Shareholder” or collectively “Shareholders”) shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, obligations or affairs of the Trust.

The Declaration of Trust also provides that the Trustees shall from time to time distribute ratably among the Shareholders of a series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of such series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of such series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of such series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which the Transfer Agent for the Trust or applicable series is not open for business. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the series or to meet obligations of the series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt an offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

Shareholders of each series of the Trust will vote separately as a class except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”). Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting together, without regard to a particular series or class.

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The Declaration of Trust also provides that the Shareholders shall have power to vote only (i) for the election of Trustees; (ii) with respect to any investment advisory or investment management contract entered into; (iii) with respect to termination of the Trust or any series thereof; (iv) with respect to any amendment of this Declaration; (v) with respect to any merger, consolidation or sale of assets; (vi) with respect to incorporation of the Trust; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by the Amended and Restated Declaration of Trust, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

The Declaration of Trust also provides that at any meeting of Shareholders, any holder of Shares entitled to vote there at may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series of Shares, establish conditions under which the several series shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees.

When used in the prospectus or this Statement of Additional Information, a “majority” of Shareholders or “majority” of Shares means the vote of the lesser of (1) 67% of the Shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Trust or the applicable series or class.

The Declaration of Trust also provides that in the event of a liquidation or dissolution of the Trust or an individual series, Shareholders of a particular series would be entitled to receive a pro rata share of the net assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of Shares of the series that are held by each Shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

When issued for payment as described in the prospectus and this Statement of Additional Information, Shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees, officers, employees, or agents of the Trust will not be subject to personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust, or Trust property, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property, or to the property of one or more specific series of the Trust for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Declaration of Trust provides that the Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

The Declaration of Trust also provides that the Trust may at any time without prior notice to the Shareholder redeem Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns Shares of any series having an aggregate net asset value of less than $1,000 subject to such terms and conditions as the Trustees may approve, and subject to the Trust’s giving general notice to all Shareholders of its intention to avail itself of such right, either by publication in the Trust’s prospectus or by any other means as the Trustees may determine.

The Declaration of Trust also provides that if the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any series of the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. Further information regarding redemption and redemption fees may be found under “How to Buy and Redeem Shares” and “Determination of Net Asset Value.”

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INVESTMENT POLICIES

Set forth below are detailed descriptions of the various types of securities and investment techniques that FCA Corp (the “Advisor”) may use in managing the Funds. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies contained in the Funds’ prospectus; where a particular type of security or investment technique is not discussed in the Funds’ prospectus, that security or investment technique is not a principal investment strategy.

Not all of the Funds invest in all types of securities or use all of the investment techniques described below, and a Fund may not invest in all of these types of securities or use all of the techniques at any one time. A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective, policies, and restrictions described in the Funds’ prospectus and/or this Statement of Additional Information, as well as the federal securities laws. FCA Corp may invest in other types of securities and may use other investment techniques not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by a Fund’s investment objective, policies, and restrictions described in the Funds’ prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

Securities in General. Securities of issuers in which each Fund may invest include common and preferred stock, debt convertible into equity and debt securities. Investments in debt securities may include obligations of governmental issuers, as well as obligations of companies without regard to credit quality. Debt securities acquired by the Funds may include, without limitation, conventional fixed and variable rate bonds and debentures, zero-coupon and original issue discount bonds and warrants to purchase debt instruments. The Fund may invest in commercial paper without regard to credit quality. Convertible debt securities are treated as equity securities and therefore may not be rated by a nationally recognized statistical rating organization.

The Global Fund invests in companies that are expected to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic considerations. It is expected that investments will be spread broadly around the world to take advantage of perceived investment opportunities without restriction to any particular area such as Asia, Europe or any particular country such as the United States or Japan. The Fund will generally invest in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, governmental agencies, supranational agencies and companies.

The Real Estate Securities Fund’s investment objective is long-term capital appreciation and current income primarily through investments in U.S. real estate securities. As described in the prospectus, the Fund will attempt to achieve its objective by investing primarily in equity securities of REITs and other Real Estate Industries Companies that are publicly traded. Equity securities of Real Estate Industries Companies consist of common stock, shares of beneficial interest of REITs and securities with characteristics of common stock, such as preferred stock and debt securities including those convertible into common stock. The Fund’s investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential. Real Estate Industries Companies generally derive at least 50% of their revenue from real estate related activities or have at least 50% of their assets in real estate.

With respect to bank obligations that may be acquired by a Fund, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Thus, in addition to investments in obligations of U.S. banks and savings institutions and their U.S. and foreign branches, a Fund’s investments in short-term bank obligations may include obligations of non-U.S. banks and their branches, wherever situated.

Each Fund may also make overnight deposits denominated in foreign currency in offshore banking units (“OBUs”), in accordance with the Fund’s credit quality criteria. An OBU is a bank or other financial institution in a foreign country that is authorized to deal in foreign exchange that the foreign government declares to be an OBU. OBUs are restricted to (i) receiving deposits denominated in the currency of a foreign country from non-residents of such country or deposits in currencies other than the currency of a foreign country from residents of such country and (ii) lending to non-residents outside the originating country and to other OBUs. A deposit in an OBU is similar to a time deposit in a foreign bank except that interest payable to non-residents on an OBU deposit is exempt from withholding tax.

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Investment Company Securities / Exchange-Traded Funds (ETFs). Each Fund may make limited investments in securities of other investment companies, including ETFs. (See “Investment Restrictions” below.) Investments in other investment companies involve additional expenses because Fund Shareholders will indirectly bear a portion of the expenses of such companies, including operating and administrative costs and advisory fees. These expenses may be in addition to similar expenses of the Fund that Shareholders bear directly. The Advisor anticipates that the Global Fund may invest in the Real Estate Securities Fund, Japan Fund, Africa Fund and the Australia/New Zealand Fund when the Global Fund invests in those regions and/or sectors. In these instances when computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in Australia/New Zealand, the Africa, the Real Estate Securities Fund and/or the Japan Fund.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

To the extent a Fund invests in inverse ETFs, including double inverse (or ultra-short) ETFs it will be subject to certain risks. Inverse ETFs seek to negatively correlate to the performance of the particular index that they track by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, a Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required. ETFs that seek to multiply the negative return on the tracked index are subject to a special form of correlation risk which is the risk that for periods greater than one day, the use of leverage tends to cause the performance of the ETF to be either greater than or less than the index performance times the stated multiple in the ETF’s investment objective.

Convertible Securities. The Funds may invest in convertible securities including bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.

Convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible debt securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

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Loans of Portfolio Securities. To increase income on its investments, a Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that is deemed creditworthy by the Advisor. In no event will such loans be made if, as a result, the aggregate value of securities loaned by any Fund exceeds one-third of the value of such Fund’s total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be creditworthy and when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risks. Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. For purposes of determining whether a Fund is complying with investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as a Fund asset. The Fund will bear any loss on the investment of cash collateral. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a Fund must terminate the loan and vote the securities. Alternatively, a Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

Zero Coupon Bonds. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its stockholders. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and their current cash income may be reduced.

U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities includes bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury Notes or bonds. Stripped securities are sold at a discount to their “face value” and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (GNMA), are supported by the full faith and credit of the U.S. Treasury, others such as those of the Federal National Mortgage Association (FNMA), are supported by the right of the issuer to borrow from the U.S. Treasury; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (FFCB) are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

When-Issued Purchases and Forward Commitments. When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund’s custodian, Fifth Third Bank, N.A. (the “Custodian”), will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Although these purchases are not a principal investment strategy of the Fund, during these situations a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. Each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets at the time of such commitment, absent unusual market conditions.

A Fund may purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may, if circumstances change, dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. See the “Taxes” section below for a discussion of tax consequences.

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When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Hedging Transactions. Each Fund is authorized to engage in certain types of hedging practices. These practices include entering into foreign currency transactions, interest-rate and index futures contracts and purchasing and writing put and call options on those contracts, on individual securities and on stock indexes. In addition, each Fund’s options transactions will be subject to trading and position limits of various exchanges. Tax considerations also may limit each Fund’s ability to engage in forward contracts, futures and options.

If a Fund engages in hedging transactions, there can be no assurance that these transactions will be successful. Securities prices and interest rates may change in unanticipated manners or may move in ways which do not correlate closely to movements in the value of securities held by the Fund. Additionally, there can be no assurance that offsetting transactions will be available at any given time to enable the Fund to close out particular futures or options contracts. If these contracts cannot be closed out, the Fund may incur losses in excess of its initial margin deposit. The bankruptcy of a broker or other person with whom the Fund has an open futures or options position may also expose the Fund to risk of losing its margin deposits or collateral.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline in a foreign currency against the U.S. dollar, each Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Advisor under two circumstances:

First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar.

Second, a Fund may enter into such a contract when the Advisor anticipates that the foreign currency may decline substantially relative to the U.S. dollar, in order to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The Funds do not intend to enter into forward foreign currency exchange contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, a Fund will have more than 15% of the value of its total assets committed to such contracts at the time it enters into the contract.

With respect to any forward foreign currency exchange contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of the foreign currency, they also limit potential gains that might result from increases in the value of the foreign currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currency and U.S. dollars.

A separate account of each Fund consisting of cash or liquid securities equal to the amount of the Fund’s assets that could be required to consummate any forward contracts entered into under the second circumstance, as set forth above, will be established with the Custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

Futures Transactions. Interest-rate futures contracts create an obligation to purchase or sell specified amounts of debt securities on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss. Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

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Each purchase or sale of a futures contract involves no sale price or premium, unlike the purchase of a security or option. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, generally about 5% of the contract amount, must be deposited with the broker as “initial margin.” This “initial margin” represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent “variation margin” payments must be made daily to and by the broker to reflect variations in the price of the futures contract. When the contract is settled or closed out by an offsetting transaction, a final determination is made of variation margin due to or from the broker. A nominal commission is also paid on each completed sale transaction.

These hedging transactions, if any, would involve brokerage costs and require a Fund to make margin deposits against its performance obligations under the contracts. The Fund may also be required to segregate assets in an amount equal to the value of instruments underlying its futures contracts, call options purchased and put options written; to otherwise “cover” its futures and options positions; or to limit these transactions so that they are backed to a level of 300 percent by total Fund assets.

The aggregate of initial margin deposits for futures contracts and related options and premiums paid for open futures options may not exceed five percent (5%) of the fair market value of each Fund’s assets at the time of deposit.

Options Transactions. A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. See “Investment Objective and Policies” in the prospectus.

The purchase or writing of put or call options would give the Fund, respectively, the right or obligation to sell or purchase the underlying futures contract or security at the stated exercise price any time before the option expires. The purchase or writing of put and call options on stock indices would give the Fund, respectively, the right or obligation to receive or pay a specified amount at any time prior to expiration of the option. The value of the option varies with aggregate price movements of the stocks reflected in the index. The Fund’s risk in purchasing an option, if the price of the underlying security or index moves adverse to the purchaser, is limited to the premium it pays for the option. If price movements are favorable, on the other hand, the option will increase in value and the Fund would benefit from sale or exercise of the option. As the writer of an option, the Fund would receive a premium. The premium would be a gain to the Fund if price movements in the underlying items are favorable to the writer and would reduce the loss if price movements are unfavorable. Any call options written by a Fund will be “covered”, i.e., backed by securities owned by the Fund. The writing of a covered call option tends to limit the Fund’s opportunity to profit from an increase in value of the underlying securities to the amount of the premium.

Each Fund may purchase options on exchanges and in over-the-counter markets to the extent the net value of such options owned by the Fund does not exceed five percent (5%) of that Fund’s net assets at the time of purchase. The Fund may write put options and covered call options on exchanges and in the over-the-counter markets. A call option gives the purchaser the right, until the option expires, to purchase the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to receive a specified amount. A put option gives the purchaser the right, until the option expires, to sell the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to pay a specified amount.

When a Fund writes an option, it receives a premium that it retains whether or not the option is exercised. By writing a call option, the Fund becomes obligated, either for a certain period of time or on a certain date, to sell the underlying futures contract, security or currency to the purchaser at the exercise price (or to pay a specified price with respect to an index option) if the option is exercised. At the time or during the period when the option may be exercised, the Fund risks losing any gain in the value of the underlying futures contract, security or currency or stock index over the exercise price. By writing a put option, the Fund becomes obligated either for a certain period of time or on a certain date, to purchase the underlying futures contract, security or currency at the exercise price, or to pay the specified price in connection with an index option, if the option is exercised. The Fund might, therefore, be obligated to purchase or make a payment for more than the current market price of the particular futures contract, security, currency or index option.

Each Fund writes only “covered” options on securities and currencies unless the Advisor determines that any uncovered options pose minimal risks to the Funds and their Shareholders. This means that so long as a Fund is obligated as the writer of a call option on a security or currency, it will own an equivalent amount of the underlying security, currency or liquid securities denominated, quoted in or currently convertible into such currency. The Fund will be considered “covered” with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with the Custodian in a segregated account an amount of the underlying securities, currency or liquid securities denominated, quoted in, or currently convertible into such currency having a value equal to or greater than the exercise price of the option. There is no limitation on the amount of call options the Fund may write.

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The writer of an option that wishes to terminate an obligation may in some cases be able to effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be cancelled by the clearing corporation. However, a writer may not affect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be affected.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the value of the underlying security, futures contract, index option or currency, any loss in closing out a covered call option is likely to be offset in whole or in part by appreciation of the underlying collateral owned by the Fund.

CFTC Exemption. The Funds are being operated by an investment adviser that has claimed an exemption from registration with the Commodities Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act, and therefore the investment adviser is not subject to registration or regulation as a commodity pool operator under the Act. This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the Commodity Exchange Act. Specifically, in accordance with the requirements of Rule 4.5(b)(1), the Funds will limit their use if commodity futures contracts and commodity options contracts to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity futures, commodity options and swaps positions.

Repurchase Agreements. A Fund may agree to purchase debt securities from financial institutions subject to the seller’s agreement to purchase them at an agreed upon time and price (repurchase agreements). The financial institutions with whom the Fund may enter into repurchase agreements will be banks, and non-bank dealers of U.S. Government securities that are listed on the U.S. Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Advisor. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund’s resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with a duration of more than one year.

A Fund will always receive, as collateral, securities whose market value including accrued interest is, and during the entire term of the agreement remains, equal to at least 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust’s Board of Trustees.

Depositary Receipts. The Funds may invest in sponsored and unsponsored depositary receipts (“DRs”) (e.g., American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts), which, in the case of American Depositary Receipts, are receipts issued by a U.S. bank or trust company evidencing ownership of an interest in underlying securities issued by a foreign issuer. Global Depositary Receipts represent interests in securities of foreign companies traded in capital markets around the world other than the U.S. European Depositary Receipts are receipts issued by a European financial institution evidencing arrangements similar to ADRs but, in bearer form, are designed for use in European securities markets. A sponsored DR is issued by a depositary that generally has an exclusive relationship with the foreign issuer of the underlying security. An unsponsored DR may be issued by any number of U.S. depositaries and is generally created without the participation or consent of the foreign issuer. DRs, in registered form, are designed for trading on U.S. securities exchanges or other markets. Holders of unsponsored DRs generally bear all the costs of the DR facility, whereas foreign issuers typically bear certain costs associated with maintaining a sponsored DR facility. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide

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shareholder communications and other information to the DR holders at the request of the issuer of the deposited securities. A depositary of an unsponsored DR, on the other hand, may not receive information from the foreign issuer, and is under no obligation to distribute shareholder communications, or other information received from the issuer of the deposited securities or to pass through voting rights to DR holders in respect of the deposited securities.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.

Obligations in which the Funds may invest may not necessarily be rated by a nationally recognized statistical rating organization.

Borrowing. The Funds may borrow for investment purposes and for other purposes permitted by the 1940 Act. Under the 1940 Act, the Funds are required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Funds’ holdings may be disadvantageous from an investment standpoint.

Temporary Defensive Positions. For temporary defensive purposes under unusual market conditions, the Funds may invest in interest-bearing savings deposits of commercial or savings bank without limit, which can cause the Funds to fail to meet their investment objectives during such periods and lose benefits when markets begin to improve.

INVESTMENT RESTRICTIONS

“Fundamental” Investment Restrictions. Each Fund has adopted the following “fundamental” restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of the Shares of beneficial interest in the applicable Fund (“Fund Shares”). A majority is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund Shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

1. Each Fund may not issue senior securities or borrow money except, as permitted under the 1940 Act and as interpreted or modified from time to time.

Currently, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, each Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its Shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of the Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of such Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders. The Securities and Exchange Commission (the “SEC”) has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts.

Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of Shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its Shares in separate series and may divide those series into classes of Shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

2. Each Fund may not make any investment that is inconsistent with its classification as a “diversified” investment company under the 1940 Act as interpreted or modified from time to time.

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Currently, to remain classified as a “diversified” investment company under the 1940 Act, each Fund must conform with the following, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: With respect to 75% of its total assets, a Fund may not invest more than 5% of the Fund’s total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (3) shares of other investment companies.

3. Each Fund may not concentrate, other than the Real Estate Securities Fund, its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified from time to time. The Real Estate Securities Fund will concentrate its investments in real estate companies, publicly-traded real estate development companies, real estate management companies, and publicly-traded companies involved in real estate related activities and industries (collectively, “Real Estate Industries Companies”).

Currently, each Fund (other than the Real Estate Fund) may not invest, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, 25% or more of its total assets, taken at market value at the time of purchase, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S.). This restriction shall not prevent the Fund from purchasing the securities of an issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the 1940 Act and as interpreted or modified from time to time. The Funds will utilize Bloomberg industry classification codes in complying with this restriction on concentrating.

4. Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities and as permitted under the 1940 Act as interpreted or modified from time to time.

5. Each Fund may not purchase or sell real estate including limited partnership interests (except that the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the right to hold and sell real estate acquired as a result of the Fund’s ownership of securities and except as otherwise permitted by the 1940 Act as modified or interpreted from time to time).

6. Each Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified from time to time.

Currently, each Fund is permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. For purposes of this restriction, interest-rate, index and currency futures contracts options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

7. Each Fund may not make loans to other persons, except (i) loans of portfolio securities; (ii) to the extent that entry into repurchase agreements and the purchase of debt investment instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans; and, (iii) as otherwise permitted by the 1940 Act as interpreted and modified from time to time.

Currently, a Fund may lend portfolio securities to broker-dealers and other financial institutions, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund’s net asset value.

“Non fundamental” Investment Restrictions. Each Fund has adopted the following additional “non-fundamental” restrictions that may be changed without stockholders’ approval, to the extent permitted by applicable law, regulation or regulatory policy:

1. Each Fund may not make short sales of securities, maintain short positions, except for short-term credits as are necessary for the clearance of transactions and in connection with transactions involving forward foreign currency exchange contracts, futures contracts and related options.

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2. Each Fund may not enter into a repurchase agreement not terminable within seven days if the total of such agreements would be more than 5% of the value of each Fund’s total assets at the time of the agreement.

3. Each Fund may not invest in securities of other investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) except to the extent permitted by the 1940 Act and related rules and regulatory interpretations, provided, nevertheless, in these instances when computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested Australia/New Zealand, Africa Fund, Japan Fund and the Real Estate Securities Fund.

4. Each Fund may not purchase or retain for the Fund the securities of any issuer if those officers and Trustees of the Trust, or directors and officers of the Advisor, who individually own more than 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

5. Each Fund may not purchase from or sell to any of the officers and Trustees of the Trust, the Advisor, its principal underwriter or the officers and directors of the Advisor or principal underwriter, portfolio securities of the Fund.

6. Each Fund may not invest in oil, gas or other mineral leases or exploration or development programs (although it may purchase securities of issuers which own, sponsor or invest in such interests).

7. Each Fund can pledge, mortgage or hypothecate its asset for the purpose of securing a Board approved loan.

8. Each Fund may not hold more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and in other illiquid securities.

With respect to non-fundamental restriction #8 above, to the extent a Fund’s investments in illiquid securities exceed the 15% threshold as a result of external circumstances (e.g., market movements) beyond the Fund’s control, all future purchases will be made toward coming back within that threshold.

RISK FACTORS

The descriptions of the types of risks associated with the various types of securities and investment techniques that FCA Corp may use in managing the Funds set forth below supplement the discussion of principal investment risks contained in the Funds’ prospectus. Where a particular type of risk is not discussed in the Funds’ prospectus, that type of risk is not a principal risk of investing in a Fund.

Investing in Foreign Markets and Securities

Investments by United States investors in securities of foreign issuers involve risks not associated with their investments in securities of United States issuers. Since the Funds invest in securities denominated or quoted in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between the foreign currencies and U.S. currency. Changes in currency exchange rates will influence values within the portfolio. Changes in currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to stockholders of the Funds. The foreign currencies of countries in which the Funds invest may not be fully exchangeable into United States dollars without legal restriction and may not trade on a floating basis against all major currencies. The rate of exchange between the United States currency and the foreign currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Funds may enter into forward foreign currency exchange contracts as a hedge against possible variations in the exchange rates between the United States currency and the foreign currencies. Such contracts are agreements to purchase or sell a specified currency at a specified future date (up to a year) and price. A Fund’s dealings in currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. No Fund is obligated to enter into these contracts and there is no guarantee any such contracts will achieve the desired objective.

There may be less publicly available information about foreign issuers than about United States issuers, and foreign issuers may be subject to uniform accounting, auditing and financial reporting standards and requirements not as well defined or different from those of United States issuers.

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While the foreign securities markets are growing, they have substantially less trading volume than United States markets, and, as a result, securities are generally less liquid and their prices more volatile than securities of comparable United States issuers.

Brokerage commissions and other transaction costs in foreign countries may be higher than in the United States. There is generally less government supervision and regulation of business and industry practices of exchanges, brokers and issuers in foreign countries than there is in the United States. Delays in settling securities transactions may occur. This may, at times, make it difficult for a Fund to liquidate a previously established securities position. Settlement delays may result in the Fund experiencing delays in the receipt of dividends and interest. The Funds will rely on the expertise of the Custodian to help reduce these delays.

Although foreign countries in which the Funds invest may have relatively stable and friendly governments, there is the possibility of imposition of restrictions on repatriation and convertibility of Funds or other restrictions such as currency exchange controls, expropriation of assets, confiscatory taxation, imposition of foreign withholding taxes, political or social instability or diplomatic developments which could affect investments.

The Funds’ investment flexibilities may be further limited by restrictions on percentage of ownership by the residents of a country that may be applicable under foreign country law or corporate charters with respect to certain companies. Additionally, certain rights offerings to shareholders of foreign companies in which the Funds may invest may not be made available to the Funds as a United States shareholder if such an offer to a United States investor would require registration with the SEC.

The operating expense ratio of the Funds can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Funds (such as custodial, currency exchange, valuation and communications costs) are higher. Because of its emphasis on investments in foreign issuers, the Funds should be considered as a vehicle for diversification of investments and not as a balanced investment program.

Investments in foreign markets also subject the Funds to greater risk arising from managed currencies, higher inflation, less-developed capital markets and market economies, economic dependence on loans from international lending institution as well as foreign governments and institutions, less-developed systems of communication and transportation, the absence or the inadequacy of laws to protect investors and creditors, unstable governments and recently established less-developed economies emerging from total government control.

Investing in Emerging Markets. Each of the Global Fund, Africa Fund and Real Estate Securities Fund’s investments in foreign securities may be in developed countries or in countries considered by the Advisor to have developing or “emerging” markets. Such investments may involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Funds’ assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Investing in High-Yield/High-Risk Securities

Investing in debt securities that are rated below investment grade entails certain risks. Securities of this type are often referred to as “junk bonds.” These securities may be subject to potentially higher risks of default and greater volatility than other debt securities, including risks that the issuer may not be able to meet its obligation to repay principal or pay interest. High-yield securities involve a higher degree of credit risk than do investment-grade securities. Credit risk is the risk that the issuer will not be able to make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. In addition, the secondary market on which these types of securities trade may be more volatile or less liquid than the market for investment-grade securities.

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Investments in high-yield securities involve a higher degree of financial and market risks that could result in substantial losses. High-yield securities may be more vulnerable than other corporate debt securities to real or perceived economic changes, political changes or adverse developments specific to the issuer. Issuers of such securities may have substantial capital needs and may be more likely to become involved in bankruptcy or reorganization proceedings. Among the potential problems involved in investments in such issuers is the fact that it may be more difficult to obtain current reliable information about the financial condition of such issuers. The market prices of such securities may be subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Unseasoned Companies

The Funds may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies in emerging industries. These companies may be less actively followed by stock analysts and less information may be available on which to base stock price evaluations.

Investing in Real Estate.

In addition to the foregoing risks, because the Real Estate Securities Fund concentrates its investments in the Real Estate Industries, that Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: i) declines in the value of real estate, ii) risks related to general and local economic conditions, iii) dependency on management skill, iv) heavy cash flow dependency, v) possible lack of availability of mortgage funds and other borrowings, vi) overbuilding, vii) extended vacancies of properties, viii) increased competition, ix) increases in property taxes and operating expenses, x) changes in zoning laws, xi) losses due to costs resulting from the clean-up of environmental problems, xii) liability to third parties for damages resulting from environmental problems, xiii) casualty or condemnation losses, xiv) limitations on rents, xv) changes in neighborhood values and the appeal of properties to tenants, xvi) changes in interest rates and tax laws.

Investing in Real Estate Industries Companies. Investors also will be subject to certain risks associated with Real Estate Industries Companies. For example, the value of an investment in Real Estate Industries Companies that directly own real property may be affected by changes in the value of that property, while Real Estate Industries Companies that invest in mortgages and other debt instruments related to real estate may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. Real Estate Industries Companies depend on management skills and generally may not be diversified. These Real Estate Industries Companies also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation. In addition, some REITs possibly could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act.

The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REITs, particularly REITs that invest in mortgages, are subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

Special Considerations

The Japanese archipelago stretches along the northeastern coast of the Asian mainland, separated from it by the Sea of Japan. Japan is made up of four main islands—Hokkaido, Honshu, Shikoku and Kyushu—and some 3,900 smaller islands. The largest island is Honshu, which contains Japan’s major cities (Tokyo, Yokohama, Nagoya, Kyoto, Osaka and Kobe). New Zealand comprises two main narrow and mountainous islands, the North Island and the South Island, separated by Cook Strait, and a number of smaller outlying islands. The total land area is approximately 268,000 square kilometers. New Zealand has a cool temperate climate, strongly influenced by oceanographic factors. Japan and New Zealand have experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. A natural disaster, including an earthquake or tidal wave, could have a significant negative impact on the countries in which the Funds invest, and, in time, on the price of the securities of companies located in such countries.

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Japan has few natural resources and much of Japan’s economy is dependent upon international trade. The country is a leading exporter of industrial machinery and automobiles as well as industrial and consumer electronics. Consequently, Japan’s economy and export growth are impacted by economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia. Domestic or foreign trade sanctions or other protectionist measures could adversely impact a number of economies in which the Funds invest.

The continent of Africa is home to a number of the world’s poorest countries and much of the continent struggles with providing for basic necessities.

Wars, corruption, terrorism, genocide, religious intolerance, weak governments, foreign government involvement, government interference in the business sector by nationalization or excessive regulation, among others, lack of education, lack of healthcare, high levels of debt, and food shortages may lead to social unrest and disruptions of capital markets presenting a risk for investors.

The use of International Accounting Standards versus U.S. Generally Accepted Accounting Principles by some non-U.S. companies makes analysis of their financial performance more difficult for many U.S. investors.

Abusive Trading Policy

Frequent short-term purchases, redemptions or exchanges in Fund Shares (market timing or frequent trading activities) may result in a dilution in the value of Fund Shares for other Shareholders. Such activity may create transaction costs that are borne by all Shareholders, may disrupt the orderly management of the Funds’ portfolio investments, and may affect the Funds’ cost and performance for other Shareholders. The Funds’ Board of Trustees has adopted policies to discourage such activities and has approved procedures to implement those policies. The Funds seek to monitor trading activity in the Funds’ Shares and examine a number of factors to detect trading patterns in Fund Shares, including (but not limited to) the frequency, size and/or timing of investors’ transactions in Fund Shares.

Each Fund reserves the right to reject any purchase or exchange order or to limit, suspend, and/or permanently terminate, the right to purchase or exchange Shares or the telephone order privilege from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. The Fund may consider the trading history of accounts under common ownership or control in this determination, among other factors.

The Funds seek to apply their policies and procedures consistently to all Shareholders. While the Funds seek to identify and restrict market timing or frequent trading activities, the Funds receive purchase and redemption orders through financial intermediaries, retirement plans and other combined account arrangements. The Funds cannot in every case monitor trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts at those intermediary firms. For these reasons, such activities in a Fund’s Shares may occur despite the Funds’ policies to discourage such activities. The Funds or their agent may request representations of compliance with the Funds’ market timing or frequent trading procedures from parties involved in the distribution of Fund Shares and administration of Shareholder accounts.

The Funds’ abusive trading policies, in conjunction with the use of fair value pricing and application of the redemption fee, among other procedures, are intended to discourage such activities, although there can be no assurance that a Fund will eliminate such activities.

Taxation

Recent tax law changes lowering the tax rate on dividends in recognition of the double taxation of such income may result in higher tax burdens to the investors on income from a Fund’s investments than investments in domestic securities having only dividend income. Dividends on investments in foreign securities may not qualify for the lower tax rate applicable to dividends from domestic companies. Moreover, other types of income such as interest income and rental income through a Fund’s investments in REITs do not enjoy the lower tax rate applicable to dividend income.

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General Commodities-Related Risk

Should a Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals. Natural resources companies may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, or sectors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

PORTFOLIO TURNOVER

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Each Fund generally invests in equity securities with the view to hold them long-term. Each portfolio’s securities are generally evaluated on their long-term prospects. The Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions; or selling securities to cover Fund redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s Shareholders.

The portfolio turnover rates for each Fund as of the fiscal years ended October 31, 2015, 2014, and 2013 were:

	2015	2014	2013
Australia/New Zealand Fund	9%	16%	18%
Africa Fund	1%	4%	7%
Japan Fund	10%	9%	23%
Global Fund	45%	27%	14%
Real Estate Securities Fund	10%	16%	4%

MANAGEMENT OF THE FUNDS

Officers’ and Trustees’ Information

The Board of Trustees provides overall supervision of the affairs of the Funds. The Chairman of the Board of Trustees is Mr. Jack Ewing, who is not an “interested person” of the Trust, within the meaning of the 1940 Act on the basis of his affiliation with the Funds or the Advisor, or its affiliated entities (an “Independent Trustee”). The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board of Trustee’s role with respect to risk oversight specifically. The committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters, as is more fully described below. The Board of Trustees also has frequent interaction with the service providers and Trust’s chief compliance officer (the “CCO”) with respect to risk oversight matters. The CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board of Trustees depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board of Trustees on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Board of Trustees has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustee’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

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The Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund of the Trust. The address of each Trustee is c/o Commonwealth International Series Trust, 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. The term of office for each Trustee is until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of Shareholders, each Trustee will hold office for an indeterminate period.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee[1]	Other Directorships held by Trustee

Robert Scharar[2] 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1948	President, Interested Trustee	Indefinite until successor elected and qualified; since 2000.	Investment manager/Attorney/CPA; President, FCA Corp (investment advisor), 1975 to present.	Five (5)	See Below [3]

Wesley Yuhnke 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1979	Executive Vice President	Since 2013	Portfolio manager, FCA Corp., 2002 – present.	N/A	N/A

Zachary P. Richmond 37 W. Broad Street Columbus, OH Birth year: 1980	Treasurer	Since 2015	Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); Supervisor, Citi Fund Services Ohio, Inc. (2007 to 2011).	N/A	N/A

John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211 Birth year: 1969	Secretary	Since 2008	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) March 2010 to present; Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007.	N/A	N/A

Bonnie Scott 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1949	Assistant Secretary	Since 2003	Administrator, FCA Corp (investment advisor), 1998 to present.	N/A	N/A

Stephen E. Fodo 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1942	Chief Compliance Officer	Since 2004	Independent Consultant, January 2000 to present; Advisory Director, Ingenero Inc., Engineering and Consulting Services, from January 2002 to present.	N/A	N/A

1	The “Fund Complex” consists of the Trust.
2	Robert Scharar is considered an “interested person” of the Funds as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment adviser.
3	Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Nashville Properties, Inc., subsidiary companies at some of the above, and other closely held entities.

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The following table provides information regarding each Trustee who is an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee [1]	Other Directorships held by Trustee

John Akard, Jr. 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1966	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Shareholder, Coplen & Banks, P.C. (law firm), 2014 to present; Of Counsel, Coplen & Banks, P.C. (law firm), 1999 to 2014.	Five (5)	None

Kathleen Kelly 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1952	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Honorary Consul, New Zealand Consulate, 1995 to 2014; Owner, International Protocol Advisors (consulting services), August 1992 to present.	Five (5)	None

Jack Ewing 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1939	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Adjunct Economics Professor, University of Houston—Downtown, 2005 to 2014; Adjunct Professor, Lonestar College, 2001 to 2012; Professor, Houston Community College, September 2000 to May 2011.	Five (5)	None

1	The “Fund Complex” consists of the Trust.

Board of Trustees

Trustee’s Responsibilities. The Board of Trustees’ primary responsibility is to represent the interests of each Fund’s Shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of Independent Trustees.

The Trustees meet at least quarterly throughout the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. During the fiscal year ended October 31, 2015, the Board of Trustees conducted six (6) meetings (including regular and special board meetings) to deal with Fund matters. As part of the meeting process, the Independent Trustees reviewed the fees paid to the Advisor for investment advisory services and to the other administrative and shareholder service providers. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. The Trustees are assisted by the Funds’ independent registered public accounting firm and other independent experts retained from time to time for various purposes. The Independent Trustees regularly meet privately with counsel and other experts.

Trustee Qualifications

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he/she was selected to serve as Trustee. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

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John Akard, Jr. Mr. Akard is an Attorney & a CPA, practicing both accounting and law, maintaining a law practice focused on corporate representation, bankruptcy, probate & estate planning. He is a Past President of the American Association of Attorney-CPAs and has been a Trustee of the Trust for over 10 years and thus possesses a strong understanding of the regulatory framework under which the Funds operate based on his years of service on the Board of Trustees. Mr. Akard also serves on the Board of Trustees and Chair of the Finance Committee of the Episcopal Foundation of Texas.

Kathleen Kelly. Ms. Kelly has over 35 years of experience in international business, serving as an Honorary Consul and consultant, holds a Bachelor of Arts in History and possesses a strong understanding of the regulatory framework under which the Funds operate based on her years of service to the Board of Trustees.

Jack Ewing. Mr. Ewing has over 45 years international business experience, a Master’s degree in International Relations, and a fundamental understanding of the business and regulatory environment under which the Funds operate based on his years of service to the Board of Trustees, as well as his academic teaching and research activities. Additionally, as of August, 2015, Mr. Ewing began serving on the Board of the Japan America Society of Houston.

Robert W. Scharar. Mr. Scharar has over 45 years of business experience in the investment business, and possesses a strong understanding of the framework under which the Funds operate based on his years of service on the Board of Trustees. Mr. Scharar is also president of the Advisor. Mr. Scharar holds MBA, Juris Doctorate and LLM (Tax) degrees, and is a Certified Public Accountant, with extensive business experience.

Committees

The Trust has two standing committees – the Audit/Compliance Committee and the Governance, Nomination and Compensation Committee.

The Trust’s Audit/Compliance Committee consists of the Independent Trustees. The Committee is responsible for (i) the appointment, compensation and oversight of registered public accounting firms and such firms must report directly to the Committee; (ii) reviewing the independence of such firms and the auditors assigned to the Funds, the scope of audit and internal controls. Considering and reporting to the Board on matters relating to the Funds’ accounting and financial reporting practices, reviewing the methods, scope and result of the audits and audit fees charged; (iii) engaging and determining the fee of counsel and other experts as it determines necessary; (iv) establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submission by employees of the Advisor and/or the Administrator of concerns of questionable accounting or auditing matters; (v) receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures relating to the Trust; (vi) conducting discussions on matters relating to the Trust’s accounting and compliance as well as other Trust-related matters; and (vii) overseeing the compliance function and receiving regular reports and communications from the Trust’s chief compliance officer on compliance matters affecting the Trust and the Funds. During the fiscal year ended October 31, 2015, the Audit/Compliance Committee met four times.

The Governance, Nomination and Compensation Committee consists of the Independent Trustees and oversees general Trust governance-related matters. The Governance and Nominating Committee’s purposes, duties and powers are set forth in its written charter, which is included in Appendix B — the charter also describes the process by which shareholders of the Trust may make nominations. During the fiscal year ended October 31, 2015, the Governance, Nomination and Compensation Committee met three times.

Trustee Fund Ownership:

The following sets forth ranges representing each Trustee’s beneficial ownership of Fund Shares as of December 31, 2015. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Robert W. Scharar	Australia/New Zealand Fund	C
	Africa Fund	D
	Japan Fund	A
	Global Fund	D
	Real Estate Securities Fund	A
	Total		E

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Independent Trustees
Jack Ewing	Australia/New Zealand Fund	B
	Africa Fund	C
	Japan Fund	B
	Global Fund	C
	Real Estate Securities Fund	B
	Total		C

John Akard, Jr.	Australia/New Zealand Fund	C
	Africa Fund	B
	Japan Fund	B
	Global Fund	C
	Real Estate Securities Fund	C
	Total		C

Kathleen Kelly	Australia/New Zealand Fund	C
	Africa Fund	B
	Japan Fund	B
	Global Fund	C
	Real Estate Securities Fund	B
	Total		C

No Independent Trustee, or his or her immediate family members, owns a beneficial interest or is an owner of record in: (i) the Advisor or the distributor of the Funds, Unified Financial Securities, LLC (the “Distributor”); or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, the Advisor or Distributor of the Funds.

Remuneration

Each Independent Trustee receives compensation from the Funds for his or her services. Each Trustee receives $6,500 per quarter and Mr. Ewing, as Chairman, receives $7,500 per quarter. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at Trustees’ educational seminars or conferences, service on industry or association committees, participation as a speaker at a Trustees’ conference or service on special Trustees task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance for their service to the Trust.

The following table shows the aggregate compensation received by each Independent Trustee from a Fund and from all of the Funds as a group for the most recent fiscal year ended October 31, 2015.

AUSTRALIA/NEW ZEALAND FUND

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)
John Akard, Jr., Trustee	$9,417	$0	$0	$26,000	(1)
Kathleen Kelly, Trustee	$9,417	$0	$0	$26,000	(1)
Jack Ewing, Trustee	$10,865	$0	$0	$30,000	(1)

*	Company does not pay deferred compensation.
(1)	The “Fund Complex” consists of the Trust, which is comprised of the Funds described in this Statement of Additional Information.

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AFRICA FUND

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)
John Akard, Jr., Trustee	$1,177	$0	$0	$26,000	(1)
Kathleen Kelly, Trustee	$1,177	$0	$0	$26,000	(1)
Jack Ewing, Trustee	$1,358	$0	$0	$30,000	(1)

*	Company does not pay deferred compensation.
(1)	The “Fund Complex” consists of the Trust, which is comprised of the Funds described in this Statement of Additional Information.

JAPAN FUND

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)
John Akard, Jr., Trustee	$2,488	$0	$0	$26,000	(1)
Kathleen Kelly, Trustee	$2,488	$0	$0	$26,000	(1)
Jack Ewing, Trustee	$2,870	$0	$0	$30,000	(1)

*	Company does not pay deferred compensation.
(1)	The “Fund Complex” consists of the Trust, which is comprised of the Funds described in this Statement of Additional Information.

GLOBAL FUND

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)
John Akard, Jr., Trustee	$8,099	$0	$0	$26,000	(1)
Kathleen Kelly, Trustee	$8,099	$0	$0	$26,000	(1)
Jack Ewing, Trustee	$9,345	$0	$0	$30,000	(1)

*	Company does not pay deferred compensation.
(1)	The “Fund Complex” consists of the Trust, which is comprised of the Funds described in this Statement of Additional Information.

REAL ESTATE SECURITIES FUND

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)
John Akard, Jr., Trustee	$4,820	$0	$0	$26,000	(1)
Kathleen Kelly, Trustee	$4,820	$0	$0	$26,000	(1)
Jack Ewing, Trustee	$5,561	$0	$0	$30,000	(1)

*	Company does not pay deferred compensation.
(1)	The “Fund Complex” consists of the Trust, which is comprised of the Funds described in this Statement of Additional Information.

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Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to benefit from the fees paid by each Fund. However, directors, officers or employees of the Advisor or the Funds’ administrator, Ultimus Asset Services, LLC (the “Administrator”) will be reimbursed for the travel expenses (or an appropriate portion thereof) relating to attendance at meetings of the Board of Trustees or any of its committees.

Portfolio Managers

The Advisor has provided the Trust with the following information regarding each portfolio manager identified in the prospectus. The table below lists the number of other accounts managed by each such portfolio manager as of October 31, 2015 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the table also lists the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below the table, the Advisor has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The Advisor has also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of October 31, 2015.

Accounts Managed

	Other Accounts Managed	Accounts with respect to which the advisory fee is based on the performance of the account		Accounts with respect to which the advisory fee is not based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert W. Scharar	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	5	$46,632,465
	Other Accounts	0	$0	142	$133,953,836
Wesley Yuhnke	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Ronald Manning	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. In addition, potential conflicts of interest may arise where another account has the same investment objective as one or more of the Funds, whereby a portfolio manager could favor one account over another. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades. The portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another. The Advisor has in place procedures that address investments in securities of companies on whose board a portfolio manager may serve.

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However, the Advisor is not aware of any material conflicts of interest that exist in connection with the portfolio managers’ management of the portfolio and the investments of the other accounts included in the table above.

Compensation

The portfolio managers are compensated using the same methodology that applies to other employees of the Advisor. Employees receive a salary and health benefits, and may participate in a retirement plan upon meeting eligibility requirements. Individual bonuses are given based on a number of qualitative and quantitative factors. These factors include the completion of individual goals and objectives, judgment, communications skills, innovation and teamwork, and the Advisor’s profitability and revenues. Years of experience and level of responsibility also are factors in determining a potential bonus. This bonus is not tied directly to the performance of a Fund’s portfolio or to the performance of the other accounts included in the table above, i.e., there is no performance bonus.

Security Ownership

The following table shows the dollar range of equity securities of the Funds beneficially owned by the Portfolio Managers as of October 31, 2015.

Portfolio Manager	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Robert W. Scharar	$10,001 - $50,000	$50,001 - $100,000	$0	$50,001 - $100,000	$0
Wesley R. Yuhnke	$1 - $10,000	$0	$1 - $10,000	$1 - $10,000	$1- $10,000
Ronald Manning	$0	$0	$0	$0	$0

CODE OF ETHICS

The Trust, the Advisor, the Distributor and the Administrator each have adopted Codes of Ethics. These codes prohibit certain investments by their respective personnel subject to the codes in securities that may be purchased or held by the Fund. The Trust has also adopted a Code of Ethics for its Principal Executive Officers and Principal Financial Officers.

PROXY VOTING POLICIES

The Board of Trustees of the Trust have reviewed and adopted a proxy voting policy (the “Fund Proxy Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Advisor. In the event of a conflict between the interest of Fund Shareholders and the Advisor, the Advisor will not exercise the delegated authority and will delegate such authority to the Chairman of the Audit/Compliance Committee. The Advisor shall make the economic best interest to Fund Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The Advisor will vote, as a rule, only on matters which clearly have an economic impact and only when it is reasonably feasible to evaluate the proposal and cast an informed vote by the Advisor in accordance with the “Fund Proxy Policy”, found in its entirety in Appendix A.

In general, the Funds’ Proxy Policy is designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those of its shareholders. The Advisor will generally vote with company management on matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders and on matters regarding the domicile of the company. On any matter, the Advisor may take management’s proposals under advisement and will consider each matter in light of the guidelines set forth in the Funds’ Proxy Policy.

The Advisor may abstain from voting from time to time where it determines the costs and time required or other factors associated with voting a proxy outweighs the benefits derived from exercising the right to vote. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval.

The Trust is required to file a Form N-PX, with its complete proxy voting record for each 12 month period ended June 30. The Trust’s Form N-PX filing is available without charge, upon request, by calling the Funds’ Distributor’s toll-free number, (888) 345-1898, and at the SEC’s website at www.sec.gov.

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INVESTMENT ADVISORY AGREEMENT

The Trust has entered into five separate Investment Advisory Agreements, on behalf of its five separate Funds (the Japan Fund, the Africa Fund, the Australia/New Zealand Fund, the Global Fund and the Real Estate Securities Fund) with the Advisor (each an “Advisory Agreement”). The Advisor manages the investment of the Funds’ assets and places orders for the purchase and sale of their portfolio securities. In connection with its responsibilities, the Advisor provides the Funds with research, analysis, advice, and economic and statistical data and judgments involving individual investments, general economic conditions and trends, and long-range investment policy.

The Advisor is controlled by Robert W. Scharar, the President of the Funds and the principal stockholder of the Advisor’s parent company, First Commonwealth Holding Company.

Under the Advisory Agreements, each Fund pays to the Advisor as compensation for the services rendered by it a fee, calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund. Prior to March 1, 2016, the fee rate for the Africa Fund was 1.25% of the average net assets of the Fund. Effective March 1, 2016, the fee rate for the Africa Fund was permanently reduced to 0.75% of the average net assets of the Fund.

The Advisor has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Africa Fund and the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the respective Fund’s average daily net assets. This expense limitation agreement may be terminated by the Advisor or the Trust at any time after February 28, 2017. The Advisor may recoup any waived amount and/or reimbursed expenses from the respective Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the expense limitation in place at the time the fee was waived and/or expenses were reimbursed and such recoupment is made within three years after the year in which the Advisor incurred the expense. Prior to March 1, 2015, the Advisor had contractually agreed to waive its Management Fee of 1.25% through February 28, 2015 (the “Prior Fee Waiver Agreement“) for the Africa Fund. Pursuant to the Prior Fee Waiver Agreement, the Africa Fund agreed to repay the Advisor for such amounts waived by the Advisor to the extent that such repayment occurs within three years of the date of any such waiver and such repayment does not cause the Africa Fund’s Total Fund Operating Expenses to exceed 3.30%.

For the years ended October 31, 2014 and 2013, the Advisor waived management fees for the Africa Fund in the amounts of $28,775 and $22,542, respectively, which are subject to recoupment. For the years ended October 31, 2014 and 2013, the Advisor chose to voluntarily reimburse expenses beyond its contractual agreements for those years in the Africa Fund in the amounts of $56,265 and $88,266, respectively. The voluntary reimbursements are not subject to reimbursement. For the year ended October 31, 2015, the Advisor waived and reimbursed a total of $78,909 in the Africa Fund which is subject to recoupment as well as $18,022 that is not subject to recoupment. As of October 31, 2015, the Africa Fund has $22,542 subject to recoupment through October 31, 2016, $28,775 subject to recoupment through October 31, 2017 and $78,909 through October 31, 2018.

During the fiscal years ended October 31, 2015, 2014, and 2013, the Funds paid investment advisory fees as follows:

	AUSTRALIA/NEW ZEALAND FUND	AFRICA FUND	JAPAN FUND	GLOBAL FUND	REAL ESTATE SECURITIES FUND
October 31, 2015	$141,045	$0	$0	$122,650	$73,485
October 31, 2014	$164,443	$0	$0	$123,690	$65,987
October 31, 2013	$180,333	$0	$32,414	$109,849	$62,160

The Advisory Agreements also provide that the Advisor shall not be liable to a Fund for any errors or losses unless such errors or losses result from willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s duties under the Advisory Agreement.

The Advisory Agreements for the Funds, after an initial two year period, may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Funds Shares and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements provide that it shall terminate automatically in the event of its assignment (as such term is defined in the 1940 Act) and that it may be terminated without penalty by either party on 60 days written notice.

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The Advisor shall not be required to pay any expenses of the Fund, other than those specifically allocated to the Advisor pursuant to the agreement. In particular, but without limiting the generality of the foregoing, the Advisor shall not be responsible, except to the extent of the reasonable compensation of the Fund’s employees that are Trustees, officers or employees of the Advisor whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Advisor’s overhead and employee costs); fees payable to the Advisor and to any other expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund’s officers and employees, fees and expenses of the Administrator or of any custodian, sub custodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund’s financial books and records; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing Share certificates and, except as provided below, other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying Shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to Shareholders; costs of stationery; any litigation expenses; costs of Shareholders and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Trust business) of Trustees, officers and employees of the Trust who are not interested persons of the Advisor or Administrator; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are Trustees, officers or employees of the Advisor or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or Advisors thereto.

The Advisor shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are assumed or required to be borne by the Fund’s Distributor or some other party, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. The Advisor shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the Distributor or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

ADMINISTRATIVE SERVICES

Effective September 21, 2015, Ultimus Asset Services, LLC, (formerly Huntington Asset Services, Inc.) (“Ultimus” or the “Administrator”) located at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, serves as administrator and transfer agent for the Trust and also provides fund accounting services to the Trust. On December 31, 2015, Huntington Asset Services, Inc. was acquired by Ultimus Fund Solutions, LLC, and changed its name to Ultimus Asset Services, LLC. Prior to September 21, 2015, UMB Fund Services (“UMB”), located at 235 W. Galena St., Milwaukee, WI 53212, served as administrator and transfer agent for the Trust. The Administrator assists in supervising all operations of the Trust and has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, assist the Trust or its designee in the preparation of, and file all of the Trust’s federal and state tax returns and required tax filings other than those required to be made by the Custodian; prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel; assist to the extent requested by the Trust with the Trust’s preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Trust, including calculation of daily expense accruals; and generally assist in all aspects of the Trust’s operations. Additionally, the Administrator supports the Trust in maintaining its Fund Compliance Program including, but not limited to, providing support services to the Trust’s Chief Compliance Officer, including support for conducting an annual review of the Fund Compliance Program and performing risk-based testing and reporting of the compliance policies and procedures of services provided to the Trust by the Administrator and affiliated service providers.

The Administrator also serves as transfer agent for the Trust. Pursuant to its agreement with the Trust, the Administrator, as the transfer agent, among other things, performs the following services in connection with the Trust’s Shareholders of record: maintenance of Shareholder records for the Trust’s Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of each Fund on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

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In addition, the Administrator provides certain fund accounting services to the Trust. The Administrator maintains the accounting books and records for the Trust, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Trust, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

The Administrator receives a fee from the Trust for its services provided under the Mutual Fund Services Agreement for administration, transfer agency and fund accounting services and expenses assumed that is calculated daily and paid periodically based upon the amount of each Fund’s average daily net assets, subject to annual aggregate minimums. The Administrator also receives specific fees for individual services performed under the Agreement. For the fiscal year ended October 31, 2013, UMB received fees as administrator from the Australia/New Zealand Fund, Africa Fund, Japan Fund, Global Fund and Real Estate Fund of $171,532, $12,857, $30,662 $104,101 and $58,940, respectively. For the fiscal year ended October 31, 2014, UMB received fees as administrator from the Australia/New Zealand Fund, Africa Fund, Japan Fund, Global Fund and Real Estate Securities Fund of $146,960, $15,283, $29,069, $110,360, and $58,520, respectively. For the period November 1, 2014 through September 20, 2015, UMB received fees as administrator from the Australia/New Zealand Fund, Africa Fund, Japan Fund, Global Fund and Real Estate Securities Fund of $121,928, $15,288, $31,573, $105,730, and $62,881, respectively. For the period September 21, 2015 through October 31 2015, Ultimus received fees as administrator from the Australia/New Zealand Fund, Africa Fund, Japan Fund, Global Fund and Real Estate Securities Fund of $9,252, $1,225, $2,649, $8,286, and $5,300, respectively.

The Agreement with Ultimus may be terminated on 90 days’ notice.

The Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the contractual arrangements with the Administrator relate, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR AND DISTRIBUTION PLANS

Effective September 21, 2015, Unified Financial Securities, LLC, (“Unified” or the “Distributor”) located at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, serves as the principal underwriter for each of the Fund’s Shares pursuant to a Distribution Agreement (the “Distribution Agreement”). Prior to September 21, 2015, UMB Distribution Services, LLC, located at 235 W. Galena St., Milwaukee, WI 53212, served as principal underwriter for each of the Fund’s shares.

Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to the Trust, such continuance is approved at least annually (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any “assignment”, as that term is defined in the 1940 Act. The Distributor is obligated to sell the Shares of the Funds on a best efforts basis only against purchase orders for the Shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor enters into selling agreements with intermediaries that solicit orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives an annual set fee for its compensation under the Distribution Agreement with the Trust. The Distributor has entered into a Distribution Services Agreement with the Advisor in connection with the Distributor’s services as distributor of the Trust pursuant to which the Advisor undertakes to pay the Distributor amounts owed to the Distributor under the terms of the Distribution Agreement to the extent that the Trust is not otherwise authorized to make such payments.

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For the fiscal years ended October 31, 2013, October 31, 2014, and for the period November 1, 2014 through September 20, 2015, the Trust paid UMB distribution fees in the amounts of $34,158, $29,670, and $29,829, respectively. For the period September 21, 2015 through October 31 2015, the Trust paid Unified distribution fees in the amount of $871.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 of the 1940 Act. Each Plan is a type of plan known as a “reimbursement” plan because payments are made by the Fund in connection with the reimbursement of certain expenditures made by the Distributor. While the Plans permit each Fund to reimburse up to 0.35% of its average daily net assets to reimburse certain expenses in connection with the distribution of its Shares and provision of certain services to Shareholders, it is the intention of the Board of Trustees that the Funds currently only reimburse 0.25% under each Plan. If the Trustees’ intentions change on this matter, the Fund will amend or supplement the Prospectus. Out of the foregoing amount, each Fund is permitted to reimburse up to an aggregate of 0.25% of its average daily net assets to reimburse for certain Shareholder services. As required by Rule 12b-1, each Fund’s Plan was approved by a vote of the Fund’s Board of Trustees, and by a vote of the Trustees who are not “interested persons” of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”). As is also required by Rule 12b-1, the Board of Trustees reviews quarterly reports prepared on the amounts expended and the purposes for the expenditures. For the fiscal year ending October 31, 2015, the Funds paid 12b-1 fees relating to the following types of activities:

Australia/New Zealand Fund

Activity	Amount	Allocation
Advertising/Marketing	$14,941	22.83%
Printing and Mailing prospectus to potential investors	$0	0.00%
Compensation to Underwriter	$0	0.00%
Compensation to Broker-Dealers	$43,058	65.78%
Compensation to Sales Personnel	$0	0.00%
Interest, carrying, or other financing charges	$0	0.00%
Other	$7,458	11.39%

Africa Fund

Activity	Amount	Allocation
Advertising/Marketing	$1,863	8.68%
Printing and Mailing prospectus to potential investors	$0	0.00%
Compensation to Underwriter	$0	0.00%
Compensation to Broker-Dealers	$14,377	67.03%
Compensation to Sales Personnel	$0	0.00%
Interest, carrying, or other financing charges	$0	0.00%
Other	$5,211	24.29%

Japan Fund

Activity	Amount	Allocation
Advertising/Marketing	$3,945	27.54%
Printing and Mailing prospectus to potential investors	$0	0.00%
Compensation to Underwriter	$0	0.00%
Compensation to Broker-Dealers	$4,805	33.54%
Compensation to Sales Personnel	$0	0.00%
Interest, carrying, or other financing charges	$0	0.00%
Other	$5,577	38.92%

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Global Fund

Activity	Amount	Allocation
Advertising/Marketing	$12,916	32.80%
Printing and Mailing prospectus to potential investors	$0	0.00%
Compensation to Underwriter	$0	0.00%
Compensation to Broker-Dealers	$19,320	49.07%
Compensation to Sales Personnel	$0	0.00%
Interest, carrying, or other financing charges	$0	0.00%
Other	$7,137	18.13%

Real Estate Securities Fund

Activity	Amount	Allocation
Advertising/Marketing	$8,248	39.44%
Printing and Mailing prospectus to potential investors	$0	0.00%
Compensation to Underwriter	$0	0.00%
Compensation to Broker-Dealers	$6,909	33.04%
Compensation to Sales Personnel	$0	0.00%
Interest, carrying, or other financing charges	$0	0.00%
Other	$5,755	27.52%

The Plan Trustees expect that each Plan will enhance each Fund’s ability to expand distribution of its Shares. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist each Fund in seeking to achieve its investment objective.

Each Plan and any related agreements may be terminated at any time by a vote of the Plan Trustees or by a vote of a majority of each Fund’s outstanding voting securities. As required by Rule 12b-1, selection and nomination of the Independent Trustees for the Trust is committed to the discretion of the Independent Trustees.

Any change in a Plan that would materially increase the distribution expenses of the Fund requires Shareholder approval, but otherwise, a Plan may be amended by the Plan Trustees, including a majority of the Independent Trustees.

Each Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the Plan Trustees, including a majority of the Independent Trustees. In compliance with the Rule, the Plan Trustees, in connection with both the adoption and continuance of each Plan, requested and evaluated information they thought necessary to make an informed determination of whether each Plan and any related agreements should be implemented, and they concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that each Plan and the related agreements will benefit each Fund and its Shareholders.

The Distributor may enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of each Fund’s Shares including, but not limited to, those discussed above.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that a Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Advisor seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Advisor considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the Advisor.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

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The Trust’s Board of Trustees has authorized the Advisor to cause each Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Advisor that provide lawful and appropriate assistance to the Advisor in the performance of its decision-making responsibilities. The Advisor is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Funds. The Advisor undertakes that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor’s overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable State and Federal laws and regulations, and (c) in the opinion of the Advisor, the total commissions paid by each Fund are reasonable in relation to the expected benefits to each Fund over the long term. The investment advisory fee paid by each Fund under the Advisory Agreements is not reduced as a result of the Advisor’s receipt of research services.

The Advisor may not give consideration to sales of Shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Advisor may place Fund transactions with brokers or dealers that promote or sell each Fund’s Shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to a Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

During the fiscal years ended October 31, 2015, 2014, and 2013, the Funds paid brokerage commissions on portfolio trades as set forth below.

Fund	2015	2014	2013
Australia/New Zealand	$15,742	$38,353	$35,792
Africa Fund	$117	$1,436	$1,469
Japan Fund	$2,090	$1,388	$4,477
Global Fund	$31,389	$15,902	$9,682
Real Estate Securities Fund	$4,691	$5,630	$1,470

POLICY AND PROCEDURES FOR DISSEMINATION OF PORTFOLIO HOLDINGS

It is the policy of the Funds and their affiliates not to disclose portfolio holdings before such information is publicly disclosed to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to the Funds, rating and ranking organizations, and affiliated persons of the Funds, unless such disclosure is consistent with a Fund’s legitimate business purpose and the recipients are subject to a duty of confidentiality. The Funds have determined that disclosure is only permissible: (i) as required by law; (ii) to certain mutual fund rating and ranking organizations; (iii) to certain third party service providers to the Funds with a specific business reason to know the portfolio holdings of the Funds; and (iv) to securities lending agents and securities borrowers.

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The Trust will make available to the public a complete schedule of the Funds’ portfolio holdings, as reported on a fiscal quarter basis. The Trust will file these quarterly portfolio holdings with the SEC on Form N-CSR or Form N-Q, as applicable. The Trust’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. This information is generally available within 60 days of the Funds’ fiscal quarter end.

The officers of the Trust and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Trust will generally make this information available to the public on its website at www.commonwealthfunds.com approximately 30 days after the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Trust may also send this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities, such as Lipper or Morningstar; provided that the Trust will not send this information to shareholders of the Trust or analysts or rating and/or trading entities until such information has been publicly disclosed on the Trust’s website.

Officers of the Trust may authorize disclosure of the Funds’ portfolio securities in accordance with this policy only to mutual fund rating and ranking organizations, such as Lipper or Morningstar, or to certain third party service providers of the Funds, such as the Custodian, Administrator, and the Funds’ legal counsel, independent public accountant, and financial printer. The Trust’s Board has reviewed this policy and has designated the Trust’s chief compliance officer to be responsible for monitoring compliance with the policy. In consultation with the chief compliance officer, the Board reviews the Funds’ portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Neither the Fund nor any affiliate may receive any compensation or consideration for the disclosure of the portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as custodial services.

Pursuant to the Custodian Agreement between the Trust and the Custodian, each Fund employs the Custodian as the custodian of its assets. The Custodian creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the Custodian. Pursuant to the Custodian Agreement, the Custodian agrees it receives reasonable compensation for its services and expenses as custodian.

Following authorization by an officer of the Trust, the legal and compliance department of the Advisor or the Funds’ chief compliance officer must approve the disclosure of the Fund’s portfolio holdings to ensure that the disclosure is in the best interest of Fund Shareholders and that no conflict of interest exists between the Shareholders and the Funds or the Advisor.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including the Distributor. Certain broker-dealers assist their clients in the purchase of Shares from the Distributor and charge a fee for this service in addition to a Fund’s public offering price.

After an order is received by the Distributor, Shares will be credited to a stockholder’s account at the net asset value next computed after an order is received. See “Determination of Net Asset Value.” Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of Shares. No stock certificates representing Shares purchased will be issued. The Funds’ management reserves the right to reject any purchase orders if, in its opinion, it is in a Fund’s best interest to do so. See “Buying and Selling Shares” in the prospectus.

Generally, Shareholders may require the Fund to redeem their Shares by sending a written request, signed by the record owner(s), to the Fund at the following address:

Commonwealth International Series Trust

[Name of Fund]

c/o Ultimus Asset Services, LLC

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

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In addition, certain expedited redemption methods are available. Accounts having a balance of less than $200 may be redeemed by a Fund in its sole discretion. (See “Buying and Selling Shares” in the prospectus.)

Redemptions in Kind.

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a “Rule 18f-1 Election”), and therefore, the Trust, on behalf of a Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the Shares of each Fund is each Fund’s Net Asset Value (“NAV”) per Share determined after your order is received by the Fund. Unless a redemption fee is applied, the Fund pays you the full Share price when you sell Shares. The Funds impose a redemption fee on sales of Shares held fourteen (14) calendar days or less. See the “Redemption Fees” section for more information. In the case of Shares purchased or sold through intermediaries, such intermediary may charge fees that are in addition to those described in this prospectus.

The NAV of the Fund is determined once daily, normally at the close of business of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, and reflects the fair value of the Fund’s aggregate assets less its liabilities. On occasion, the NYSE closes before 4:00 p.m. Eastern time. When that happens, purchase orders received after the NYSE closes will be effective the following business day. Assets and liabilities denominated in foreign currencies are translated into U.S. currency using an exchange rate obtained from an independent third party. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Each Fund’s assets are valued primarily on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. If the Funds determine that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees. These procedures generally provide for using prices provided by an independent fair value service.

Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use a pricing model. Debt instruments with maturities of less than 60 days (short-term debt) may be valued at amortized cost or original cost plus interest, which approximates current value.

With respect to any portion of a Fund’s assets that is invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. These funds’ prospectuses explain the circumstances under which the Funds may use fair value pricing and the effects of using fair value pricing.

Fair Value Pricing. The assets of the Funds are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated the responsibility of making fair value determinations to the Advisor, subject to the Funds’ pricing policies. When pricing determinations are made, when no market quotations are available or when market quotations have become unreliable, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. All fair value determinations are made subject to the Board’s oversight.

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Events affecting the value of foreign securities or instruments occur between the time at which they are determined and the close of trading on the NYSE. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. In the Australia/New Zealand Fund and Japan Fund, the measure is based on a comparison between the S&P 500® Futures Index at the time of Tokyo market close to the S&P 500® Futures Index at the time of the New York market close. In the Africa Fund, the measure is based on a comparison between the S&P 500® Futures Index at the time of London market close to the S&P 500® Futures Index at the time of the New York market close.

Redemption Fees. A short-term trading redemption fee will be imposed (subject to limited exceptions described herein) on any Fund Shares that are sold (by redemption, whether voluntary or involuntary, or exchange) within fourteen (14) calendar days of their purchase. This redemption fee will equal 2.00% of the amount sold. Shares held for the longest period of time will be treated as being sold first and Shares held for the shortest period of time as being sold last. This fee is calculated on the value of the Shares being sold and will be collected (subject to limited exceptions described herein) by deduction from the sale proceeds or, if assessed after the sale transaction, by billing you.

Unlike a sales charge or load paid to a broker or fund management company, this redemption fee is paid to the Fund. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Funds’ accounts, the Advisor or transfer agent may, in its sole discretion, determine that your trading activity is detrimental to the Funds, as described in the Funds’ “Abusive Trading Policy” section, and elect to reject or limit the amount, number, frequency or method available to you for requesting future (i) purchases into Funds and/or (ii) exchanges or redemptions out of the Funds.

Redemptions Through Financial Intermediaries. As an investor in the Funds, you are subject to the 2.00% short-term trading redemption fee whether you are investing directly through the Distributor or you are investing in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers or Participants.

Waiver/Exceptions/Changes. The Funds will waive the fee on redemptions of: (i) Shares acquired by reinvestment of dividends or other distributions of the Funds; (ii) Shares held in an account of certain qualified retirement plans; and (iii) in special circumstances, if the Administrator determines that imposition of the fee would be inequitable or not in the best interests of the Fund’s Shareholders.

Limitations on Collection. The Funds may have limitations in their ability to assess or collect the redemption fee on all Shares redeemed by Fund investors serviced by financial intermediaries on behalf of their customers. There are no assurances that the Funds will successfully identify all Shareholders of intermediaries or that intermediaries will properly assess redemption fees. For example, where a financial intermediary is not able or willing to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Funds may not be able to recover the redemption fees. Further, if Fund Shares are redeemed by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

TAXES

The following is a brief and general summary (and is not intended as a substitute for careful tax planning) of certain material federal tax considerations concerning each Fund and the purchase, ownership and disposition of Shares and does not purport to be complete or to deal with all aspects of local, state, foreign or federal taxation that may be relevant to Shareholders in light of their particular circumstances. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities — all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect) — and is limited to U.S. persons who hold Shares as capital assets for federal income tax purposes (generally, assets held for investment). No assurance can be given that changes in existing laws or regulations or their interpretation will not occur after the date of this Statement of Additional Information or that any such future guidance or interpretation will not be applied retroactively.

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The tax matters relating to each Fund are complex and are subject to varying interpretations. This summary is not tax advice and does not address all of the federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under the Code. No ruling has been or will be obtained from the IRS regarding any matter relating to the Shares, and no assurance can be given that the IRS would not assert a position contrary to any of the tax consequences described below.

The following discussion necessarily condenses or eliminates many details that might adversely affect some Shareholders significantly and does not address the tax issues that may be important to certain types of Shareholders who are subject to special tax treatment such as foreigners and tax-exempt entities. Accordingly, each prospective investor must consult with and rely solely on its, his or her professional tax advisors with respect to the tax results of its, his or her investment in a Fund. Except as otherwise specifically noted, this general discussion does not discuss aspects of foreign, state or local taxation. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes Shares of each Fund are held by U.S. Shareholders and that such Shares are held as capital assets.

Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership and disposition of Shares, as well as the tax consequences arising under the laws of any local, state, foreign country or other taxing jurisdiction. No representation is made as to the tax consequences of the operation of any Fund.

U.S. Shareholder. A beneficial owner of Shares of a Fund is considered a U.S. Shareholder for U.S. federal income tax purposes the Shareholder is:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a domestic corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A beneficial owner of Shares of a Fund is considered a “Non-U.S. Shareholder” if that owners is an individual, corporation, trust or estate and is not a U.S. Shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective Shareholder who is a partner of a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Shares.

Election to Be Taxed as a RIC. Each Fund intends to qualify and remain qualified as a RIC under Subchapter M of the Code. There can be no assurance that it actually will so qualify. To so qualify, each Fund must satisfy certain requirements regarding its source of income, diversification of assets and distribution of earnings that are discussed further below.

Taxation as a RIC. Each Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, each Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such Shares, securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Section 7704 of the Code, which is generally a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above.

If a RIC fails this 90% income test and, such failure is inadvertent due to reasonable cause and not willful neglect, such RIC is only required to pay tax in the amount of shortfall to the amount that would have satisfied the 90% income test.

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With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of each Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of each Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by each Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.”

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of corporate tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If a Fund qualifies as a RIC and distributes to its Shareholders, for each taxable year, at least 90% of the sum of (a) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, such Fund will be relieved of U.S. federal income tax on any income of such Fund, including long-term capital gains, distributed to Shareholders. However, any ordinary income or capital gain retained by such Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). Each Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

A RIC generally may carry forward net capital losses indefinitely and allows losses to retain their original character (as short or as long-term). For net capital losses recognized prior to 2011, such losses are permitted to be carried forward up to 8 years and are characterized as short-term.

Each Fund intends to distribute all realized capital gains, if any, at least annually. If, however, each Fund were to retain any net capital gain, each Fund may designate the retained amount as undistributed capital gains in a notice to Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (a) will be required to include in income as long-term capital gain, their proportionate Shares of such undistributed amount, and (b) will be entitled to credit their proportionate Shares of the federal income tax paid by each Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned by a Shareholder of the applicable Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the Shareholder’s gross income and the tax deemed paid by the Shareholders.

If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to Shareholders of such income and gain will not be deductible by such Fund in computing its taxable income. In such event, such Fund’s distributions, to the extent derived from such Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Shareholders, and non-corporate Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of such Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholders’ tax basis in their Shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, such Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which such Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, such Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which such Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless such Fund made a special election to pay corporate-level tax on such built-in gain at the time of its re-qualification as a RIC. The remainder of this discussion assumes that each Fund qualifies as a RIC.

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Each Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of each Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of each Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which each Fund paid no federal income tax in preceding years. Each Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

Each Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), such Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by such Fund in the same taxable year. Because any original issue discount accrued will be included in each Fund’s “investment company taxable income” (discussed below) for the year of accrual, a Fund may be required to make a distribution to its Shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by a Fund from the sale or exchange of warrants acquired by such Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long such Fund held a particular warrant. Upon the exercise of a warrant acquired by such Fund, such Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

As a RIC, a Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and its Shareholders and this may affect the Shareholders’ AMT liabilities. Each Fund intends in general to apportion these items in the same proportion that dividends paid to each Shareholder bear to the applicable Fund’s taxable income, determined without regard to the dividends paid deduction.

Taxation of U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (a) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts, or (b) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met, as discussed below. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals currently is 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Under current law, the maximum rate on long-term capital gains is 20%. The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Form 1099 will instead serve this notice purpose.

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As a RIC, such Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between such Fund and the Shareholders and this may affect the Shareholders’ AMT liabilities. Although Treasury Regulations explaining the precise method of apportionment have not yet been issued by the IRS, such Fund intends in general to apportion these items in the same proportion that dividends paid to each Shareholder bear to such Fund’s taxable income (determined without regard to the dividends paid deduction), unless such Fund determines that a different method for a particular item is warranted under the circumstances.

For purpose of determining (a) whether the annual distribution requirement is satisfied for any year, and (b) the amount of capital gain dividends paid for that year, each Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by such Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. Shareholders on December 31 of the year in which the dividend was declared.

Distributions made to a U.S. Shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such Shareholder but retained by the applicable Fund, are taxable to such Shareholder as long-term capital gain if they have been properly designated by such Fund, regardless of the length of time such Shareholder owned the Shares of such Fund. Distributions in excess of such Fund’s earnings and profits will be treated by the U.S. Shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. Shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. Shareholder (assuming the Shares are held as a capital asset). The maximum rate on long-term capital gains is 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) are taxed as ordinary income.

A Fund distribution will be treated as paid on December 31 of a calendar year if it is declared by such Fund in October, November or December of that year with a record date in such a month and is paid by such Fund during January of the following year. Such a distribution will be taxable to Shareholders for the calendar year in which the distribution is declared, rather than the calendar year in which the distribution is received. For purpose of determining (a) whether the annual distribution requirement is satisfied for any year, and (b) the amount of capital gain dividends paid for that year, such Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If such Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.

If the net asset value of Shares is reduced below a Shareholder’s cost as a result of a distribution by a Fund, that distribution generally will be taxable even though it represents a return of invested capital.

Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. Shareholders, such Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

Qualified Dividend Income for Individuals. For individual Shareholders, a portion of the dividends paid by a Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on such Fund’s investment in stocks of domestic corporations and qualified foreign corporations (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.

Each Fund and each Shareholder must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, each Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Shares for at least 61 days during the 121-day period beginning 60 days before each Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days a Shareholder holds its, his or her Shares, include the day such Shareholder sold its, his or her Shares but not the day such Shareholder acquired such Shares.

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While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations. For corporate Shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by such Fund that so qualifies will be designated each year in a notice mailed to such Fund’s Shareholders, and cannot exceed the gross amount of dividends received by such Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of such Fund if such Fund was a regular corporation.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by such Fund were debt-financed or held by such Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if any Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on Shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Dispositions of Shares. Sales and other dispositions of the Shares of a Fund are generally taxable events. U.S. Shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the Shares of such Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.

The sale or other disposition of Shares of a Fund will generally result in capital gain or loss to the Shareholder equal to the difference between the amount realized and his adjusted tax basis in the Shares sold or exchanged, and will be long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such Shareholder with respect to such Shares. Any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of distributions) with substantially identical Shares within a period of 61 days, beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case, the basis in the Shares acquired will be adjusted to reflect the disallowed loss. If a Shareholder holds Shares for six months or less and during that period receives a distribution taxable to the Shareholder as long-term capital gain, any loss realized on the redemption or exchange of those Shares would be a long-term loss to the extent of that distribution.

Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 39.6%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on each Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

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Each fund has chosen a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is FIFO (first-in, first-out) which is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Other Taxation. Distributions may be subject to state, local and foreign taxes, depending on each Shareholder’s particular situation.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Retirement Accounts. Shares are available for purchase through certain retirement plans and accounts, including IRAs, Roth IRAs, SIMPLE IRAs and tax-sheltered annuities. Contributions to retirement plans are subject to specific eligibility and contribution limitations. Distributions from retirement plans and accounts generally are subject to ordinary income tax and, if withdrawn prior to age 59 1⁄2, a 10% penalty. Furthermore, distributions from such plans and accounts generally must commence no later than April 1 of the year after the account owner reaches age 70 1⁄2. There are exceptions to these rules depending on the type of plan or account and the individual’s own circumstances. You should consult with your tax advisor regarding the income aspects of opening, maintaining and withdrawing amounts from retirement plans and accounts.

Taxation of Fund Operations

Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future Treasury Regulations), and gains from options, futures and forward contracts each Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement.

Certain of each Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things; (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (b) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income; (c) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (d) cause each Fund to recognize income or gain without a corresponding receipt of cash; (e) adversely affect the timing as to when a purchase or sale of securities is deemed to occur; and (f) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

Foreign Securities. Dividends and interest each Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce such Fund’s distributions paid to the Shareholders. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, such Fund may elect to pass through to the Shareholders their pro rata Share of foreign taxes paid by such Fund. If this election is made, such Fund may report more taxable income to the Shareholders than it actually distributes. The Shareholders will then be entitled either to deduct their Share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain Shareholders). Such Fund will provide the Shareholders with the

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information necessary to claim this deduction or credit on their personal income tax return if such Fund makes this election. A Shareholder’s use of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on its federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if it distributes the PFIC income as a taxable dividend to its Shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its Shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% federal income tax rate on “qualified dividend income” mentioned in the Prospectus.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (a “QEF”), then in lieu of such Fund’s incurring the foregoing tax and interest obligation, it would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which such Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if such Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income for each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over each Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, each Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock each Fund included in income for prior taxable years under the election. Each Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s Shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after such Fund acquires Shares therein. While each Fund generally will seek to avoid investing in PFICs to avoid the tax consequences summarized above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Under Section 988 of the Code, gains or losses (a) from the disposition of foreign currencies, including forward contracts; (b) except in certain circumstances, from options, futures and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies; (c) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (d) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of such Fund’s investment company taxable income to be distributed to its Shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If such Fund’s section 988 losses exceed other investment company taxable income during a taxable year, it would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to Shareholders, rather than as a dividend, thereby reducing each Shareholder’s basis in his or her Shares.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

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Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders. Capital gain dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than capital gain dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A regulated investment company generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the capital gain dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

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In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

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Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of each Fund and its Shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the Shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Advisor. The following tables set forth information concerning such persons that, to the knowledge of the Trust’s Board of Trustees, owned, of record or beneficially, at least five percent of a Fund’s Shares as of February 1, 2016:

AUSTRALIA/NEW ZEALAND FUND
Name and Address	Percent of Ownership	Nature of Ownership
National Financial Services Corp. 499 Washington Blvd. FL 5 Jersey City, NJ 07310	22.10%	Record
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	17.31%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.76%	Record

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AFRICA FUND
Name and Address	Percent of Ownership	Nature of Ownership
National Financial Services Corp. 499 Washington Blvd., FL 5 Jersey City, New Jersey 07310	20.37%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.23%	Record
Lynda L. Buck Trustee Lynda L. Buck Living Trust 1252 Lake Point Drive Lakeland, FL 33813	6.41%	Record

JAPAN FUND
Name and Address	Percent of Ownership	Nature of Ownership
National Financial Services Corp. 499 Washington Blvd. FL 5 Jersey City, New Jersey 07310	21.26%	Record
Mary M. Barnes and James E. Barnes Trustee Mary M. Barnes Revocable Trust 9521-B Riverside Parkway, Box 546 Tulsa, OK 74137	6.20%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.03%	Record
Rosemary Boyle IRA 221 Columbus Avenue Boston, MA 02116	6.46%	Record
Lynda L. Buck Trustee Lynda L. Buck Living Trust 1252 Lake Point Drive Lakeland, FL 33813	6.27%	Record

GLOBAL FUND
Name and Address	Percent of Ownership	Nature of Ownership
James & Mary Barnes Foundation Mary Barnes Trustee Lori Markes Trustee 9521-B Riverside Parkway, Box 546 Tulsa, OK 74137	14.27%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.33%	Record
National Financial Services Group 499 Washington Blvd. FL 5 Jersey City, New Jersey 07310 Lynda L. Buck Trustee	10.70%	Record
Lynda L. Buck Living Trust 1252 Lake Point Drive Lakeland, FL 33813	7.14%	Record

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REAL ESTATE SECURITIES FUND
Name and Address	Percent of Ownership	Nature of Ownership
Lynda L. Buck Trustee Lynda L. Buck Living Trust 1252 Lake Point Drive Lakeland, FL 33813	9.89%	Record
Mary M. Barnes and James E. Barnes Trustees Mary M. Barnes Revocable Trust 9521-B Riverside Parkway, Box 546 Tulsa, OK 74137	7.60%	Record
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.13%	Record
Jim & Mary Barnes Foundation Mary Barnes Trustee Lori Markes Trustee 9521-B Riverside Parkway, Box 546 Tulsa, OK 74137	6.12%	Record
National Financial Services Corp 499 Washington Blvd. FL 5 Jersey City, NJ 07310	10.87%	Record

As of February 1, 2016, the Trustees and Officers of the Trust owned approximately 1.76%, 2.61%, 1.33%, 6.03% and 3.81% of the Shares of the Australia/New Zealand Fund, Africa Fund, Japan Fund, Global Fund and Real Estate Securities Fund, respectively.

OTHER INFORMATION

Custody of Assets. All securities owned by each Fund and cash from the sale of securities in the Funds’ investment portfolios are held by the Custodian, Fifth Third Bank, N.A., 38 Fountain Square, Cincinnati, Ohio 45263.

Shareholder Reports. Semi-annual reports are furnished to Shareholders, and annually the financial statements in such reports are audited by the independent registered public accounting firm.

Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, the independent registered public accountants for the Funds, perform annual audits of each Fund’s financial statements.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, is legal counsel to the Trust.

Transfer and Shareholder Servicing Agent. The Funds’ transfer and shareholder servicing agent is Ultimus Asset Services, LLC, 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

Chief Compliance Officer. Stephen Fodo, an independent contractor, serves as chief compliance officer and plan manager under the Trust’s business recovery plan.

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APPENDIX A

COMMONWEALTH INTERNATIONAL SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

REVIEWED AND APPROVED BY THE COMMONWEALTH INTERNATIONAL SERIES

TRUST

BOARD OF TRUSTEES March, 2013

I. Proxy Policies

The Fund’s Advisor shall make the economic best interest of Fund’s Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The investment Advisor shall be expected to vote, as a rule, only on matters which clearly have an economic impact and then only when it is reasonably feasible to evaluate the proposal and cast an informed vote. If the Advisor votes, the Advisor generally shall vote against any actions that would, in the Advisor’s opinion, reduce the rights or options of shareholders, reduce shareholder influence over the Board of Directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, the Funds believe in supporting the management of companies in which they invest and the Advisor will be expected to accord proper weight to the positions of a company’s Board of Directors and the Advisor’s portfolio managers that choose to invest in the companies.

A.	Boards of Directors

A proxy, if cast, will normally support management nominees.

In general the Fund believes that, a board that has at least a majority of independent directors is integral to good corporate governance. Key Board committees, including audit, compensation and nominating committees, should be completely independent.

There are some nominations for directors that should result in votes being withheld. These instances include directors who are known to:

1. Enact egregious corporate governance policies or failed to replace management, as appropriate;

2. Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

3. Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

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Votes in a contested election of directors will not be cast unless it is reasonably feasible to evaluate the nominees. They must be evaluated on a case-by-case basis, considering factors such as:

1. Long-term financial performance of any company attempting a takeover;

2. Management’s track record;

3. Portfolio Manager’s assessment;

4. Qualifications of director nominees (both slates);

5. Evaluation of what each slate is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and/or

6. Background to the Proxy contest.

B.	Independent Auditors

A company should limit its relationship with its auditors to the audit engagement and certain closely-related activities that do not, in the aggregate, raise an appearance of impaired independence. The Advisor will not vote or will support the reappointment of the company’s auditors unless:

1. It is clear that the auditors will not be able to fulfill their function;

2. There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

3. The auditors have a significant issue or relationship with the issuer that compromises the auditors’ independence.

C.	Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the long-term interests of shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. The Advisor will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive. If reasonably feasible to cast an informed vote:

1. The Advisor will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are not acquired for materially less than fair market value.

2. The Advisor will vote for proposals to re-price options if there is a value-for value (rather than a share-for-share) exchange.

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3. We will generally support the Board’s discretion to determine and grant appropriate cash compensation and severance packages.

D.	Corporate Matters

The Advisor will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case-by-base basis, considering the impact of the changes on corporate governance and share-holder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns. If reasonably feasible to cast an informed vote, the Advisor will be expected to generally vote for:

1. Acquisition proposals that Portfolio Managers believe, based on their review of the materials, will result in financial gain to the portfolio and merger proposals that have operating benefits, a fair offer price, favorable prospects for the combined companies and will not have a negative impact on corporate governance or shareholder rights.

2. Proposals to increase common share authorization for a stock split.

3. Proposals to institute open-market share repurchase plans

E.	Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The Advisor shall generally support the Board’s discretion regarding shareholder proposals and review shareholder proposals only if reasonably feasible and on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. If reasonably feasible to cast an informed vote, the Advisor shall be expected to generally vote for a proposal that is designed to protect or expand shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

F.	Proxy Voting Record

The Advisor is responsible for proxy voting on behalf of the Funds. On at least an annual basis the Advisor shall provide the Funds CCO a certification confirming proxies were voted in accordance with the policies and procedures disclosed in the Funds SAI. In addition, at a minimum, the Funds shall:

•	file its complete proxy voting record with the SEC on August 31st on SEC Form N-PX annually.

•	disclose in its statement of additional information the policies and procedures that it uses to vote proxies relating to portfolio securities.

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•	make available to shareholders, either on its website or upon request, the record of how the Trust voted proxies relating to portfolio securities.

•	disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain information about the Funds’ proxy voting policies and procedures and the Funds’ proxy voting record.

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APPENDIX B

GOVERNANCE, NOMINATION AND COMPENSATION COMMITTEE CHARTER

1. Members. The Board of Trustees of the Commonwealth International Series Trust (the “Trust” or, its series portfolios, the “Funds”) shall appoint a Governance, Nomination and Compensation Committee (the “GNC Committee”) of at least three members, consisting entirely of independent trustees of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the GNC Committee. Members of the GNC Committee shall be appointed by the Board of Trustees upon the recommendation of a majority of the independent Trustees. “Independent trustees” are those trustees who are not interested persons of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 and the rules promulgated thereunder.

2. Purposes, Duties and Responsibilities.

The purposes of the GNC Committee shall be to:

(i)	Represent and assist the Board of Trustees in discharging its responsibility to oversee the composition of the board;

(ii)	Assess whether it is in the best interest of the Funds’ shareholders to increase or decrease the number of trustees;

(iii)	Determine and assess the qualification of potential candidates, when it is determined that additional trustees are warranted, and when there is a vacancy one or more trustees;

(vi)	Evaluate potential candidates and recommend to the board of trustees or shareholders a nominee to fill any such additional or vacant trustee positions (See Appendix A for procedures with respect to nominees to the Board);

(vii)	Review “best practices” in corporate governance and rule changes and developments regarding fund governance;

(viii)	Insure that any changes in trustee composition complies with any and all laws governing qualifications and number of independent trustees and the proportionality thereof to the board as a whole, through the assistance of legal counsel; and,

(ix)	Review board compensation annually vis-à-vis best practices in the fund community.

Among its specific duties and responsibilities, the GNC Committee shall:

(i)	Be directly responsible, in its capacity as a committee of the Board, for the appointment of Trustees;

(ii)	Establish policies and procedures for the engagement of outside search firms, if required to provide potential candidates;

(iii)	Meet on at least an annual basis to review current needs, undertake board self assessments and other activities as required;

(iv)	Evaluate compensation of each trustee taking into consideration the duties, responsibilities and risks associated with serving as a trustee;

(v)	Review and discuss with management succession plans and strategy for the board composition; and

(vi)	Monitor issues of “best practices” regarding fund governance.

3. Outside Advisors. The GNC Committee shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the GNC Committee, from the Funds for payment of compensation to any such advisors.

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4. Meetings. The GNC Committee shall meet at least once per year, either in person or telephonically, and at such times and places as the GNC Committee shall determine. The GNC Committee shall meet separately in executive session, periodically, with management and the Funds’ legal counsel. The GNC Committee shall report regularly to the full Board of Trustees with respect to its activities. The majority of the members of the GNC Committee shall constitute a quorum for the conduct of business.

Dated: December 8, 2006

As amended March 22, 2007

As further amended December 17, 2013

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APPENDIX A TO THE GOVERNANCE, NOMINATION AND COMPENSATION COMMITTEE CHARTER

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, or it is determined that an additional Trustee be added to the Board, and such vacancy or addition is to be filled by an Independent Trustee, the GNC Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the GNC Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the GNC has invited management to make such a recommendation.

Shareholder Candidates. The GNC Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the GNC Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the GNC Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the GNC Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the GNC determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the GNC Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf of its Series,

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND,

AFRICA FUND,

COMMONWEALTH JAPAN FUND,

COMMONWEALTH GLOBAL FUND

COMMONWEALTH REAL ESTATE SECURITIES FUND

OTHER INFORMATION

(PART C TO REGISTRATION STATEMENT NO. 33-06867)

Item 28.	Exhibits

(a)(1)	Declaration of Trust as amended and restated dated December 29, 1986.[2]

(a)(2)	Amendment to Trust from July, 1990 to establish and designate separate series of funds known as European Plus Fund, Framlington International Fund, Nikko Japan Tilt Fund and the International Value Fund.[2]

(a)(3)	Amendment of Trust from July, 1991 to establish and designate a separate series known as the New Zealand Fund.[2]

(a)(4)	Amendment to Declaration of Trust and Redesignation of Series dated October 7, 2000 amending the name of the Trust to Commonwealth International Series Trust.[1]

(a)(5)	Amendment and Restatement to Declaration of Trust dated December 14, 2001 to establish and designate a separate series known as the Global Fund.[2]

(a)(6)	Amendment of Trust dated May 16, 2003 to establish and designate separate series known as the Real Estate Securities Fund.[3]

(a)(7)	Amendment of Trust dated October 7, 2011 to establish and designate separate series known as the Africa Fund.[7]

(b)(1)	By-Laws.[2]

(b)(2)	Amendment to By-Laws dated September 29, 1986.[2]

(b)(3)	Amendment to By-Laws dated July 24, 1989.[5]

(c)	Articles IV, V, VI, VII and VIII of the Declaration of Trust, as amended, and Article III of the By-Laws define the rights of the shareholders. The Trust does not generally issue share certificates, although it reserves the right to do so in the future. No other instruments define the rights of shareholders. [2,3]

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(d)(1)	Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Australia/New Zealand Fund, and FCA Corp.[2]

(d)(2)	Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Japan Fund, and FCA Corp.[2]

(d)(3)	Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Global Fund, and FCA Corp.[2]

(d)(4)	Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Real Estate Securities Fund, and FCA Corp.[3]

(d)(5)	Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of the Africa Fund and FCA Corp.[7]

(d)(6)	First Amendment to Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of the Africa Fund, and FCA Corp – filed herewith.

(e)(1)	Distribution Agreement between UMB Distribution Services, LLC and the Commonwealth International Series Trust.[6]

(e)(2)	Form of Dealer Agreement between UMB Distribution Services, LLC and various intermediaries.[6]

(e)(3)	Amendment to Schedule A of the Distribution Agreement between UMB Distribution Services, LLC and the Commonwealth International Series Trust.[7]

(e)(4)	Distribution Agreement between Unified Financial Securities, Inc. and Commonwealth International Series Trust – filed herewith.

(e)(5)	Distribution Agreement between Unified Financial Securities, LLC and Commonwealth International Series Trust – filed herewith.

(f)	None.

(g)(1)	Custodian Agreement between Commonwealth International Series Trust and Fifth Third Bank – filed herewith.

(g)(2)	Global Custody Addendum to the Custodian Agreement between Commonwealth International Series Trust and Fifth Third Bank**.

(g)(3)	Amendment to Custodian Agreement between Commonwealth International Series Trust and Fifth Third Bank – filed herewith.

(h)(1)	Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and Commonwealth International Series Trust.[6]

(h)(2)	Amendment to Schedule A of the Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and Commonwealth International Series Trust.[7]

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(h)(3)	Transfer Agency Agreement between UMB Fund Services, Inc. and Commonwealth International Series Trust.[6]

(h)(4)	Amendment to Schedule A of the Transfer Agency Agreement between UMB Fund Services, Inc. and Commonwealth International Series Trust.[7]

(h)(5)	Fee Reduction Agreement between FCA Corp and Commonwealth International Series Trust on behalf of the Commonwealth Japan Fund.[9]

(h)(6)	Expense Limitation Agreement between FCA Corp and Commonwealth International Series Trust on behalf of the Africa Fund.[9]

(h)(7)	Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Commonwealth International Series Trust – filed herewith

(h)(8)	Expense Limitation Agreement between FCA Corp and Commonwealth International Series Trust on behalf of the Africa Fund and Commonwealth Japan Fund – filed herewith

(i)	Opinion and Consent, John H. Lively & Associates, Inc. - filed herewith

(j)	Consent of Independent Registered Public Accounting firm, BBD, LLP - filed herewith

(k)	None.

(l)	None.

(m)(1)	Amended Service and Distribution Plan pursuant to Rule 12b-1 for Commonwealth Japan Fund.[8]

(m)(2)	Amended Service and Distribution Plan pursuant to Rule 12b-1 for Commonwealth Australia/New Zealand Fund.[8]

(m)(3)	Amended Service and Distribution Plan pursuant to Rule 12b-1 for Commonwealth Global Fund.[8]

(m)(4)	Amended Service and Distribution Plan pursuant to Rule 12b-1 for Commonwealth Real Estate Securities Fund.[8]

(m)(5)	Service and Distribution Plan pursuant to Rule 12b-1 for Africa Fund.[8]

(n)	None.

(o)	Reserved.

(p)(1)	Code of Ethics of Commonwealth International Series Trust.[3]

(p)(2)	Code of Ethics of UMB Distribution Services, LLC.[6]

(p)(3)	Code of Ethics of FCA Corp.[4]

(p)(4)	Code of Ethics of Unified Financial Securities, LLC – filed herewith

Powers of Attorney of Jack Ewing, Kathleen Kelly and John Akard, Jr.[5]

1.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on February 28, 2001 (File No. 033-06867).

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2.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on October 15, 2002 (File No. 033-06867).
3.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on November 21, 2003 (File No. 033-06867).
4.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on February 28, 2008 (File No. 033-06867).
5.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on March 2, 2009 (File No. 033-06867).
6.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on February 28, 2011 (file No. 033-06867).
7.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on November 1, 2011 (file No. 033-06867).
8.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on February 28, 2014 (file No. 033-06867).
9.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on February 27, 2015.
**	To be filed by amendment.

Item 29.	Persons Controlled by or under Common Control with Registrant

Registrant does not control and is not under common control with any person.

Item 30.	Indemnification

The Declaration of Trust of the Registrant includes the following:

“Section 4.3. Mandatory Indemnification.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim”, “action”, “suit”, or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to an matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

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(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(a)	by the court or other body approving the settlement or other disposition; or

(b)	based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (2) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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To the extent that the Declaration of Trust, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any trustee or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the Investment Company Act of 1940, as amended, and other applicable federal securities laws and regulations.

I suggest copying language from another Unified client’s Part C for this description

Item 31.	Business and Other Connections of Investment Advisor

The only activity of the Registrant’s investment advisor, FCA Corp, prior to the date hereof has been that of investment advisor and financial and business planners to profit sharing plans, charitable institutions, individuals and other entities.

Except as set forth in this paragraph, the only employment of a substantial nature of FCA Corp’s directors and officers is with FCA Corp and its affiliated companies. Reference is also made to the caption “General Information – The Funds’ Portfolio Managers” in the Prospectus which comprises Part A of the Registration Statement and to the caption “Management of the Funds – Officers’ and Trustees’ Information” of the Statement of Additional Information which comprises Part B of the Registration Statement.

Item 32.	Principal Underwriters

(a) The principal underwriter for the Registrant is Unified Financial Securities, LLC (“Unified” or the “Distributor”). Unified also acts as principal underwriter for the following investment companies: American Pension Investors Trust, Bruce Fund, H C Capital Trust, The Huntington Funds, Unified Series Trust, Capitol Series Trust, and Valued Advisers Trust.

Unified is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Unified’s main address is 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.

b) Information about Officers of Unified is as follows:

(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant
R. Jeffrey Young[1]	President	None
John C. Swhear[2]	Chief Compliance Officer	None
Karyn Cunningham[2]	Treasurer / Controller	None

1	The principal business address of this individual is 37 West Broad Street, Columbus, OH 43215.
2	The principal business address of this individual is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

(c) Not Applicable

Item 33.	Location of Accounts and Records

FCA Corp, the Registrant’s investment advisor is located at 791 Town & Country Blvd., Suite 250, Houston, TX 77024; The Fifth Third Bank, the custodian of the Funds is located at 38 Fountain Square, Cincinnati, Ohio 45263, and Ultimus Asset Services, LLC, (formerly Huntington Asset Services, LLC) the Funds’ administrator, is located at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208. These entities maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 67 to its Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Houston, and State of Texas on the 26th day of February, 2016.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Registrant

By:	/s/ Robert W. Scharar
Robert W. Scharar, President

Pursuant to the requirements of the Securities Act, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

/s/ Robert W. Scharar Robert W. Scharar		President and Trustee (Principal Executive Officer)	February 26, 2016

/s/ Zachary P. Richmond Zachary P. Richmond		Treasurer (Principal Financial Officer)	February 26, 2016

* /s/ John Akard, Jr. John Akard, Jr.		Trustee	February 26, 2016

* /s/ Kathleen Kelly Kathleen Kelly		Trustee	February 26, 2016

* /s/ Jack Ewing Jack H. Ewing		Chairman and Trustee	February 26, 2016

* By:	/s/ Robert W. Scharar		February 26, 2016
Robert W. Scharar, Attorney-in-Fact

Exhibit List

(d)(6)	First Amendment to Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of the Africa Fund, and FCA Corp

(e)(4)	Distribution Agreement between Unified Financial Securities, Inc. and Commonwealth International Series Trust

(e)(5)	Distribution Agreement between Unified Financial Securities, LLC and Commonwealth International Series Trust

(g)(1)	Custodian Agreement between Commonwealth International Series Trust and Fifth Third Bank

(g)(3)	Amendment to Custodian Agreement between Commonwealth International Series Trust and Fifth Third Bank

(h)(7)	Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Commonwealth International Series Trust

(h)(8)	Expense Limitation Agreement between FCA Corp and Commonwealth International Series Trust on behalf of the Africa Fund and Commonwealth Japan Fund

(i)	Opinion and Consent, John H. Lively & Associates, Inc.

(j)	Consent of Independent Registered Public Accounting firm, BBD, LLP

(p)(4)	Code of Ethics of Unified Financial Securities, LLC